UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(AMENDMENT NO.     )

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VASCO Data Security International, Inc.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 10, 2009

To the Stockholders of

VASCO Data Security International, Inc.:

The Annual Meeting of Stockholders of VASCO Data Security International, Inc., a Delaware corporation, will be held on Wednesday, June 10, 2009, commencing at 10:00 a.m., local time, at 1901 South Meyers Road, Oakbrook Terrace, Illinois 60181 for the following purposes:

1. To elect five directors to serve on the Board of Directors;

2. To approve the VASCO Data Security International, Inc. Executive Incentive Compensation Plan (the “Annual Incentive Plan”);

3. To approve the VASCO Data Security International, Inc. 2009 Equity Incentive Plan (the “2009 Equity Plan”); and

4. To transact such other business as may properly come before the meeting.

The Board of Directors has no knowledge of any other business to be presented or transacted at the meeting.

The Board of Directors recommends that you vote FOR each of the director nominees, FOR the approval of the Annual Incentive Plan and FOR the approval of the 2009 Equity Plan. Stockholders of record on April 21, 2009 are entitled to notice of and to vote at the meeting. Further information as to the matters to be considered and acted upon can be found in the accompanying Proxy Statement.

Our Annual Report to Stockholders for 2008 is also enclosed.

By Order of the Board of Directors,

Clifford K. Bown
Secretary

Oakbrook Terrace, Illinois

April 30, 2009

You are cordially invited and urged to attend the Annual Meeting in person. To assure your representation at the Annual Meeting, please sign, date and return the enclosed proxy card, whether or not you expect to attend in person. You may revoke your proxy at any time before it is voted at the Annual Meeting.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 10, 2009

This Proxy Statement is furnished by the Board of Directors of VASCO Data Security International, Inc. (“Company, “ VASCO,” “we,” “us” or “our”), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on Wednesday, June 10, 2009, commencing at 10:00 a.m., local time, at our principal executive offices located at 1901 South Meyers Road, Oakbrook Terrace, Illinois 60181, and at any postponement or adjournment thereof. Directions may be obtained by calling (630) 932-8844. This Proxy Statement, the foregoing Notice of Annual Meeting of Stockholders and the accompanying form of proxy are being released to stockholders on or about April 30, 2009. Holders of record of shares of our common stock at the close of business on April 21, 2009, will be entitled to vote on all matters to properly come before the Annual Meeting. Each share of common stock that you own entitles you to one vote.

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder

Meeting To Be Held on June 10, 2009:

The Company’s Proxy Statement and Annual Report to Stockholders (including our Annual Report on Form 10-K) are available at: www.vasco.com/investors/

ANNUAL REPORT

Our Annual Report to Stockholders (including our Annual Report on Form 10-K) for the fiscal year ended December 31, 2008 has been included in the mailing of this Proxy Statement and we recommend that you review it for financial and other information. It is not intended to be a part of the proxy soliciting material. The Annual Report includes, among other information, our Annual Report on Form 10-K for the fiscal year ended December 31, 2008. You can review and download a copy of VASCO’s Annual Report on Form 10-K by accessing our website, www.vasco.com, or you can request paper copies, without charge, by writing to VASCO Data Security International, Inc., 1901 South Meyers Road, Suite 210, Oakbrook Terrace, Illinois 60181, Attention: Clifford K. Bown, Secretary.

THE ANNUAL MEETING

Matters to be Considered

The Annual Meeting has been called to (1) elect five directors to serve on the Board of Directors (sometimes referred to as the “Board”) (“Proposal 1”); (2) approve the VASCO Data Security International, Inc. Executive Incentive Compensation Plan (the “Annual Incentive Plan”) (“Proposal 2”); (3) approve the VASCO Data Security International, Inc. 2009 Equity Incentive Plan (the “2009 Equity Plan”) (“Proposal 3”); and (4) transact such other business as may properly come before the meeting.

Voting at the Annual Meeting

A majority of the votes entitled to be cast on matters to be considered at the Annual Meeting will constitute a quorum for the transaction of business. If a share is represented for any purpose at the meeting, it is deemed to be present for all other matters. Holders of record of outstanding shares of Common Stock at the close of business on April 21, 2009 are entitled to notice of and to vote at the Annual Meeting. As of April 21, 2009, there were 37,487,295 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to cast one vote on any matter submitted to the stockholders for approval.

Assuming the presence of a quorum, the affirmative vote of a plurality of the votes cast and entitled to vote will be required for the election of directors, and the affirmative vote of a majority of the votes cast and entitled to vote thereon would be required to act on all other matters to properly come before the Annual Meeting. There is no cumulative voting in the election of directors.

Stockholders may vote in favor of or withhold authority to vote for the nominees for election as directors listed herein. Stockholders may vote for or against, or abstain from voting on, each of Proposal 2 and Proposal 3. Directions to withhold authority, abstentions and broker non-votes (which occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee has not received instructions from the beneficial owner and does not have discretionary voting power with respect to that item) will be counted in determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Directions to withhold authority, because directors are elected by a plurality of votes cast, will have no effect on the election of directors. Broker non-votes, because they are not considered “votes cast,” are not counted in the vote totals and will have no effect on the election of directors or the approval of any proposal considered at the Annual Meeting. Abstentions will have the effect of a vote against the proposal being considered.

If a properly executed, unrevoked proxy does not specifically direct the voting of the shares covered by such proxy, the proxy will be voted (a) FOR the election of all nominees for election as director as listed herein, (b) FOR the approval of the Annual Incentive Plan, (c) FOR the approval of the 2009 Equity Plan and (d) in accordance with the judgment of the persons named in the proxy as to such other matters as may properly come before the Annual Meeting. Any stockholder executing a proxy has the power to revoke it at any time before it has been voted by delivering written notice to the Secretary of the Company, by executing a later-dated proxy or by voting in person at the Annual Meeting. Any written notice of revocation or subsequent proxy should be delivered prior to June 10, 2009 to:

VASCO Data Security International, Inc.

1901 South Meyers Road, Suite 210

Oakbrook Terrace, Illinois 60181

Attention: Secretary

or hand delivered to the Secretary before the closing of the polls at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

Stockholders are being asked to elect five directors. All of the director nominees will be elected at the Annual Meeting. Each director will serve until the Annual Meeting in 2010, until a qualified successor director has been elected, or until he or she resigns, dies or is removed.

The Board of Directors, upon the recommendation of the Corporate Governance and Nominating Committee, has nominated the following individuals for election as directors at the Annual Meeting: Michael P. Cullinane, T. Kendall Hunt, John N. Fox, Jr., Jean K. Holley and John R. Walter, all of whom are current directors and have agreed to serve if elected.

While the Board of Directors does not contemplate that any nominee for election as a director will not be able to serve, if unforeseen circumstances (for example, death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, the persons listed in the enclosed proxy will vote your proxy, if properly executed and returned and unrevoked, for such other person or persons, or the Board may, in its discretion, reduce the number of directors to be elected. The affirmative vote of a plurality of the votes cast and entitled to vote at the Annual Meeting is required for the election of directors.

The Board of Directors recommends that the stockholders vote “FOR” each of the nominees listed herein.

PROPOSAL 2

APPROVAL OF THE VASCO DATA SECURITY INTERNATIONAL, INC. EXECUTIVE

INCENTIVE COMPENSATION PLAN

The Board of Directors proposes that our stockholders approve the VASCO Data Security International, Inc. Executive Incentive Compensation Plan (the “Annual Incentive Plan”). The Annual Incentive Plan is being submitted for stockholder approval so that payments under the Annual Incentive Plan may qualify as performance-based compensation under Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended, and the regulations and interpretations in effect thereunder (the “Code”).

On December 19, 2008, the Compensation Committee and the Board of Directors approved the Annual Incentive Plan and directed that it be submitted to our stockholders for approval. Stockholder approval of the Annual Incentive Plan requires the affirmative vote of a majority of the shares of the Company’s outstanding common stock present, in person or by proxy, and entitled to vote at the Annual Meeting.

The following description summarizes the material features of the Annual Incentive Plan; however, it is not intended to be a complete description and you should not rely solely on it for a detailed description of every aspect of the Annual Incentive Plan. The description is qualified in its entirety by reference to the copy of the Annual Incentive Plan annexed to this Proxy Statement as Appendix A.

The Board of Directors recommends that the stockholders vote “FOR” Proposal 2.

Summary of Plan

The purpose of the Annual Incentive Plan is to motivate and reward eligible executives by making a portion of their cash compensation dependent on the attainment of performance goals. The Annual Incentive Plan is designed to permit the annual incentives paid thereunder (also referred to as “awards”) to certain executive officers of the Company to be deductible without limit under Section 162(m). Generally, Section 162(m) denies a deduction to publicly-held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year; however, an exception applies to certain “performance-based compensation” provided that such compensation is paid pursuant to a plan approved by stockholders and provided certain other requirements are met.

We intend to continue our established practice of paying annual incentive bonuses to executive officers based on individualized performance goals. If the Annual Incentive Plan is approved by stockholders, we expect that non-equity incentive plan awards to executives under the Annual Incentive Plan made through the 2014 Annual Meeting will satisfy the performance-based compensation exception under Section 162(m) and be fully deductible by the Company for federal income tax purposes.

Participants

The individuals eligible to receive awards under the Annual Incentive Plan (the “participants”) will consist of executive officers of the Company and its subsidiaries as determined from time to time by the Compensation Committee. We expect the Compensation Committee to make such determinations annually. We currently have three executive officers whom the Committee may designate as eligible to receive awards if so determined by the Compensation Committee. Each of them may be considered to have an interest in the Annual Incentive Plan because they may receive awards under it in the future.

Administration

The Compensation Committee will have the sole discretion and authority to administer and interpret the Annual Incentive Plan. The Compensation Committee will be authorized to make any and all decisions regarding the administration of the Annual Incentive Plan, including interpreting the terms and provisions of the Annual Incentive Plan and establishing, adjusting, paying, or declining to pay Annual Incentive Plan awards. All decisions, determinations and interpretations by the Compensation Committee regarding the Annual Incentive Plan will be final and binding on all participants, unless such decisions or actions are determined to be arbitrary or capricious or were unlawful.

The Company may amend or terminate the Annual Incentive Plan at any time with respect to future services of participants. Annual Incentive Plan amendments may be adopted by the Board of Directors or the Compensation Committee, and will require stockholder approval only to the extent required to satisfy the conditions for exemption under Section 162(m) or otherwise.

Awards

To the extent awards under the Annual Incentive Plan are paid, they will be paid in cash.

Performance Goals

The Compensation Committee will establish performance goals in its discretion which, depending on the extent to which they are achieved, will determine the value of the cash award, if any, that will be paid to the participant. Performance goals may differ for awards to different participants. The performance goals may be set by the Compensation Committee at threshold, target and/or maximum performance levels with the value of the award payable tied to the degree of attainment of the various performance levels during the performance measurement period. No payment may be made with respect to any award if the threshold performance level is not satisfied. Performance goals may apply to the performance of a participant or of a department, unit, division or function within the Company, and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices).

The Compensation Committee will have the discretion to adjust the award payouts; provided, however, the Compensation Committee may not increase the amount of any awards intended to qualify as performance-based compensation under Section 162(m)

Section 162(m)

For awards under the Annual Incentive Plan that are intended to qualify as performance-based compensation under Section 162(m), the performance measurement period may not be less than one year, and the Compensation Committee will set the performance measures within the time period prescribed by Section 162(m). Awards intended to qualify as performance-based compensation under Section 162(m) are limited for each participant to a maximum payout of $3,000,000 for any annual performance period and $5,000,000 for any performance period over one year.

In addition, the performance goals related to awards intended to qualify as performance-based compensation under Section 162(m) will be based on one or more of the following performance measures:

•	Earnings before any or all of interest, tax, depreciation or amortization (actual or adjusted and either in the aggregate or on a per-share of common stock basis);

•	Earnings (either in the aggregate or on a per-share of common stock basis);

•	Net income or loss (either in the aggregate or on a per-share of common stock basis);

•	Operating profit;

•	Cash flow (either in the aggregate or on a per-share of common stock basis);

•	Free cash flow (either in the aggregate on a per-share of common stock basis);

•	Costs;

•	Gross revenues;

•	Reductions in expense levels;

•	Operating and maintenance cost management and employee productivity;

•	Stock price or total shareholder return (including growth measures and total stockholder return or attainment by the shares of common stock of a specified value for a specified period of time);

•	Net economic value;

•	Economic value added;

•	Aggregate product unit and pricing targets;

•

Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

•	Achievement of return on net assets, return on assets, return on investment capital, or return on equity;

•	Achievement of objectives relating to diversity, employee turnover, or employee retention rates;

•	Results of customer satisfaction surveys; and/or

•	Debt ratings, debt leverage and debt service.

The performance measures may be applied on a pre- or post-tax basis and the formula for any award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. The levels of performance required with respect to performance measures may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result.

Payment of Awards

Generally, the participant must be employed on the last day of the performance period to receive a payment of an award. The Compensation Committee may, in its discretion, make exceptions to this requirement in cases of a participant’s retirement, death, disability or involuntary termination without cause. Payments for awards will be made no later than March 15 of the year following the year in which the performance period ends and all other restrictions have lapsed.

Change in Control

All awards earned and not yet paid as of the date of a change in control of the Company will be payable in full at the performance level achieved in accordance with the award payout schedule. The payout for any award or remaining portion of an award for which the payout level has not been determined as of a date of a change in control will be paid at the target payout level and prorated based on the number of days that have elapsed in the performance measurement period as of the date of the change in control. Payments of awards due to a change in control will be made no later than March 15 of the year following the year in which the change in control occurred.

Amendment and Termination

Unless the documentation for an award specifies otherwise, the Compensation Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unpaid award at any time if a participant is not in compliance with all applicable provisions of the award and the Annual Incentive Plan, is in violation of his employment agreement, the Company’s code of ethics and conduct or any restrictive covenant or other agreement with the Company or a subsidiary of the Company. In addition, if the Compensation Committee determines that a participant’s wrongful act was a significant contributing factor to the Company or a subsidiary of the Company having to restate all or a portion of its financial statements, the Compensation Committee may require the participant to reimburse the Company for awards paid during the period beginning on the date such financial statements were originally released and ending on the date the restated financial statements are filed with the Securities and Exchange Commission and may cancel any outstanding award.

The Company reserves the right to amend or terminate the Annual Incentive Plan at any time with respect to future services of participants. Annual Incentive Plan amendments may be adopted by the Board of Directors or the Compensation Committee, and will require stockholder approval only to the extent required to satisfy the conditions for exemption under Section 162(m) or otherwise.

Federal Tax Consequences

Generally, an award under the Annual Incentive Plan will constitute taxable ordinary income to the participant under current U.S. tax laws and regulations, and, subject to the provisions of Section 162(m), the Company will be entitled to a federal income tax deduction in a corresponding amount.

New Plan Benefits

Because amounts payable under the Annual Incentive Plan are based on performance goals that are determined each year at the discretion of the Compensation Committee, and because the Compensation Committee has discretionary authority to reduce the amount of any incentive otherwise payable under the Annual Incentive Plan, it cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any person under the Annual Incentive Plan or that would have been received by or allocated to any person for the most recent fiscal year had the 2009 Equity Incentive Plan been in effect.

PROPOSAL 3

APPROVAL OF THE VASCO DATA SECURITY INTERNATIONAL, INC.

2009 EQUITY INCENTIVE PLAN

The Board of Directors (the “Board”) proposes that our stockholders approve the VASCO Data Security International, Inc. 2009 Equity Incentive Plan (the “2009 Equity Plan”). The 2009 Equity Plan is being submitted for stockholder approval so that certain awards under the 2009 Equity Plan may qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations and interpretations in effect thereunder (the “Code”).

On December 19, 2008, the Compensation Committee and the Board approved the 2009 Equity Plan and directed that it be submitted to our stockholders for approval. Stockholder approval of the 2009 Equity Plan requires the affirmative vote of a majority of the shares of the Company’s outstanding common stock present, in person or by proxy, and entitled to vote at the Annual Meeting.

The following description summarizes the material features of the 2009 Equity Plan; however, it is not intended to be a complete description and you should not rely solely on it for a detailed description of every aspect of the 2009 Equity Plan. The description is qualified in its entirety by reference to the copy of the 2009 Equity Plan annexed to this Proxy Statement as Appendix B.

The Board of Directors recommends that the stockholders vote “FOR” Proposal 3.

Summary of 2009 Equity Plan

The purpose of the 2009 Equity Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its subsidiaries by providing them the opportunity to acquire a proprietary interest in the Company and, with other incentives, to align their interests and efforts to the long-term interests of the Company’s stockholders, and to reward them for achieving established performance goals. The 2009 Equity Plan was adopted by the Board on December 19, 2008, subject to approval by the Company’s stockholders.

The 2009 Equity Plan is a flexible plan that provides the Compensation Committee broad discretion to fashion the terms of the awards to provide eligible recipients with such stock-based and performance-related incentives as the Compensation Committee deems appropriate. The Compensation Committee may grant the awards for any or no consideration. The 2009 Equity Plan permits the issuance of awards in a variety of forms, including (1) shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), (2) nonqualified and incentive stock options for the purchase of Common Stock, (3) stock appreciation rights, (4) deferred stock, (5) other stock-based awards (including restricted shares, performance shares, performance units and other stock unit awards), and (6) cash incentive awards.

The Company currently grants equity awards to its officers and directors under its 1997 Stock Compensation Plan, which was amended and restated with the approval of its stockholders in 1999. If approved by our stockholders, all future equity awards will be granted under the 2009 Equity Plan, and the 1997 Stock Compensation Plan will be suspended and no additional awards will be issued thereunder. If the 2009 Equity Plan is not approved by the stockholders, no awards will be made under the 2009 Equity Plan.

The Board believes that adoption of the 2009 Equity Plan is now advisable in order to provide for awards to employees and non-employee directors under a plan updated to reflect changes in applicable laws, regulations and customary practices since the 1997 Stock Compensation Plan was last approved by stockholders in 1999, to be able to grant performance-based awards that qualify for the exception to the deductibility limit set forth in Section 162(m) of the Code (“Section 162(m)”), and to ensure that future incentive compensation awards are made in compliance with Section 409A of the Code, which governs a broad range of deferred compensation arrangements, including many awards available under the 2009 Equity Plan.

Stockholder approval of the 2009 Equity Plan is sought to (1) meet the requirements of NASDAQ with respect to compensation plans pursuant to which stock may be acquired by officers, directors, employees or consultants, (2) qualify certain compensation under the 2009 Equity Plan as “qualified performance-based compensation” that is tax deductible to the Company without limitation under Section 162(m), and (3) qualify certain stock options granted under the 2009 Equity Plan as incentive stock options. We intend to register the shares authorized under the 2009 Equity Plan under the Securities Act of 1933 before any awards are granted thereunder. On April 21, 2009, the closing price of our Common Stock was $6.99 per share.

Administration

The Compensation Committee will have the sole discretion and authority to administer and interpret the 2009 Equity Plan. Subject to certain limitations, the Compensation Committee may delegate to one or more officers of the Company its authority to grant stock options, performance units or stock appreciation rights to designated classes of participants. The Compensation Committee’s authority includes the power to determine, subject to the terms of the 2009 Equity Plan, the individuals eligible to receive awards under the 2009 Equity Plan, the type and amount of such awards, the time of each award grant, the terms and duration of each award grant, the terms of award agreements used with respect to awards under the 2009 Equity Plan, and all other determinations necessary or advisable for administration of the 2009 Equity Plan. The Compensation Committee may also permit or require the deferral of the payment of an award under the 2009 Equity Plan, subject to applicable laws and the terms of the 2009 Equity Plan. All decisions by the Compensation Committee or designated officer(s) regarding the 2009 Equity Plan and awards granted thereunder will be final and binding on affected participants. Awards granted under the 2009 Equity Plan will be evidenced by written award agreements that contain such terms, conditions, limitations and restrictions as the Compensation Committee deems advisable and that are not inconsistent with the 2009 Equity Plan.

Participants

The individuals eligible to receive awards under the 2009 Equity Plan (the “participants”) will consist of employees, officers (including named executive officers) and directors of the Company or its subsidiaries whom the Compensation Committee from time to time selects. Awards may also be granted under the 2009 Equity Plan to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or its subsidiaries in certain circumstances. We expect the Compensation Committee to make grant determinations annually.

We currently have three officers, four non-employee directors, and approximately 300 employees whom the Compensation Committee may designate as eligible to receive awards under the 2009 Equity Plan. Each of them may be considered to have an interest in the 2009 Equity Plan because they may receive awards under it in the future. In 2008, only officers and non-employee directors were granted awards under the Company’s 1997 Stock Compensation Plan, as amended and restated in 1999.

Shares Authorized for Issuance

Subject to certain anti-dilution and other adjustments, the total number of shares available for awards under the 2009 Equity Plan will be 8,000,000 shares of Common Stock.

If shares of Common Stock subject to a 2009 Equity Plan award remain unissued upon termination, expiration, cancelation, or lapse of such award or, if shares are issued under the 2009 Equity Plan and are thereafter forfeited, such shares will again be available for grant under the 2009 Equity Plan. In addition, any shares (1) tendered by a participant or retained by the Company as full or partial consideration for an award or to satisfy tax withholding obligations in connection with an award, or (2) covered by an award that is settled in cash, or in a manner such that some or all of the shares covered by the award are not issued, will again be available for grant under the 2009 Equity Plan.

Adjustments

In the event of a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or certain other changes in the Company’s corporate or capital structure, the Compensation Committee will make appropriate adjustments to the aggregate number of shares of Common Stock subject to the 2009 Equity Plan and the number, kind and per-share price of shares subject to outstanding awards under the 2009 Equity Plan.

Types of Awards

Stock Options. Stock options granted under the 2009 Equity Plan may be either incentive stock options qualified under Section 422 of the Code (“ISOs”) or non-qualified stock options. Only employees of the Company or one of its subsidiary corporations (as defined under Section 422 of the Code) may be granted ISOs.

The Compensation Committee will determine the exercise price for stock options granted under the 2009 Equity Plan, provided that the exercise price per share may not be less than the fair market value per share on the grant date of the stock option. If a stock option that is intended to qualify as an ISO is to be granted to a party that owns 10% or more of the voting power of the Company’s stock (a “10% Stockholder”), the exercise price per share may not be less than 110% of the fair market value per share of our Common Stock on the grant date of the stock option. The exercise price of a stock option must be paid to the Company prior to the issuance of the shares being purchased and must be paid by delivery to the Company of consideration equal to the purchase price. Such consideration may be in any form acceptable to the Compensation Committee, including cash, check, wire transfer, Common Stock already owned by the recipient and Common Stock that would otherwise be issued upon the exercise of the stock option.

The exercise period for any stock option granted under the 2009 Equity Plan will be determined by the Compensation Committee, provided that no stock option may be exercisable more than 10 years after the grant date of the stock option or five years after the grant date of the stock option in the case of an ISO granted to a 10% Stockholder. No ISOs may be granted more than ten years after the later of: (a) the adoption of the 2009 Equity Plan by the Board and (b) the adoption by the Board of any amendment to the 2009 Equity Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

Stock Appreciation Rights. Stock appreciation rights (“SARs”) are rights to receive an amount equal to (i) the excess of the fair market value of a share of Common Stock on the SAR exercise date over the per-share grant price of the SAR, multiplied by (ii) the number of shares with respect to which the SAR is exercised. SARs are granted with respect to a specific number of shares and may be granted alone or in tandem with a stock option grant. The grant price for a SAR is determined in accordance with the rules for determining the exercise prices of stock options, and the maximum term of the SAR is ten years from its grant date. If a SAR is granted in tandem with a stock option, the grant price of the SAR will be the same as the exercise price of the corresponding stock option, and the term of the SAR will not exceed the term of the corresponding stock option. The Compensation Committee may provide that the payment upon exercise of a SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Compensation Committee other than an award that would defer taxation of the SAR exercise.

Stock Awards, Restricted Stock, Performance Shares and Stock Units. Under the 2009 Equity Plan, the Compensation Committee may grant awards of unrestricted Common Stock (i.e., a stock award), restricted stock, performance shares and stock units on such terms and conditions and subject to such forfeiture, repurchase and/or vesting terms, conditions and restrictions as it determines. Restricted stock is shares of Common Stock, the rights of ownership of which are subject to restrictions prescribed by the Compensation Committee (e.g., time-based restrictions); performance shares are units denominated in shares of Common Stock, the rights of ownership of which are subject to the attainment of performance goals established by the Compensation Committee; and stock units are awards denominated in units of Common Stock.

Upon the satisfaction or waiver of the terms, conditions and restrictions applicable with respect to a participant’s restricted stock, performance shares or stock units, (i) the shares of restricted stock will become freely transferable by the participant, (ii) the performance shares will become freely transferable by the participant, and/or (iii) stock units will be paid in shares of Common Stock or, if set forth in the applicable award agreement, in cash or a combination of cash and shares of Common Stock, respectively. Such terms, conditions and restrictions may include continuous service with the Company or one of its subsidiaries, time-based restrictions, achievement of specific performance goals, the occurrence of a specified event, and/or other restrictions determined by the Compensation Committee. During the period (the “Restricted Period”) that such terms, conditions and/or restrictions apply to the restricted stock, performance shares or stock units, the participant will not be permitted to sell, assign, transfer, pledge or otherwise encumber any interest in the award.

Performance Units. Performance units are units denominated in cash or property other than shares of Common Stock and the rights to which are subject to the attainment of performance goals established by the Compensation Committee. Each performance unit will have an initial value that is established by the Compensation Committee at the time of grant. Participants will be entitled to payment for each performance unit based on the level of achievement of performance goals. At the discretion of the Compensation Committee, the performance unit award may specify that it is payable in cash, Common Stock, or restricted stock.

Deferred Stock. Deferred stock is a right to receive payment in the form of Common Stock (or cash measured by the value of shares of Common Stock) at the end of a specified deferral period. The payment date for deferred stock, as may be permitted by the Compensation Committee in its discretion and as specified in the award or deferral election, is limited to one or more of the following events: a specified date (as contemplated by applicable guidance under Code Section 409A), a change in control of the Company, the participant’s “separation from service” (as provided in Code Section 409A), death or disability, or an “unforeseeable emergency” of the participant (as provided in Code Section 409A).

Other Stock-Based or Cash Awards. The Compensation Committee is authorized, subject to limitations imposed by applicable law and the 2009 Equity Plan, to grant such other types of incentive awards payable in cash or shares of Common Stock.

The Compensation Committee may also grant “substitute awards” under the 2009 Equity Plan, which will not reduce the number of shares of Common Stock authorized for issuance under the 2009 Equity Plan. Substitute awards are awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an entity acquired by the Company or with which the Company merged or combined. Additionally, shares available for grant under such an entity’s preexisting plan that was not adopted in contemplation of such acquisition, merger or combination also may be issued as awards under the 2009 Equity Plan and will not reduce the number of shares of Common Stock authorized for issuance under the 2009 Equity Plan.

Voting and Dividend Rights

Except as provided by the Compensation Committee or the applicable award agreement, no award under the 2009 Equity Plan, other than a stock award and restricted stock, will entitle a participant to any dividend, dividend equivalent, voting or other right of a stockholder unless and until the date of issuance of the shares of Common Stock that are the subject of such award, except that participants generally will be credited with dividend equivalents with respect to dividends paid on the shares underlying deferred stock.

Performance-Based Compensation

The Compensation Committee may set performance goals in its discretion which, depending on the extent to which they are achieved, will determine the value of an award, if any, that will be paid to the participant. The formula for such award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. Any one or more of the performance goals may apply to a participant, a department, unit, division or function within the Company or a subsidiary of the Company, and may apply either alone or relative to the performance of other businesses or individuals.

Section 162(m) limits to $1,000,000 the annual income tax deduction that may be claimed by a publicly held corporation for compensation paid to its chief executive officer and to the four most highly compensated officers other than the chief executive officer. Qualified “performance-based” compensation is exempt from the $1,000,000 limit and may be deducted even if other compensation exceeds $1,000,000. Awards under the 2009 Equity Plan that are subject to the achievement of performance goals may qualify as performance-based compensation under Section 162(m). However, in the event that the Compensation Committee determines that it is advisable to grant awards that will not qualify for the performance-based exception under Section 162(m), the Committee may make grants that use performance measures other than those specified below. Awards intended to qualify as performance-based compensation under Code Section 162(m) are limited for each participant to a maximum payout of $3,000,000 for any annual performance period and $5,000,000 for any performance period over one year.

To the extent that an award is intended to comply with the exception for performance-based compensation under Section 162(m), the Compensation Committee will utilize one or more of the following business criteria for the Company in establishing performance goals for a performance award:

•	Earnings before any or all of interest, tax, depreciation or amortization (actual or adjusted and either in the aggregate or on a per-share of Common Stock basis);

•	Earnings (either in the aggregate or on a per-share of Common Stock basis);

•	Net income or loss (either in the aggregate or on a per-share of Common Stock basis);

•	Operating profit;

•	Cash flow (either in the aggregate or on a per-share of Common Stock basis);

•	Free cash flow (either in the aggregate on a per-share of Common Stock basis);

•	Costs;

•	Gross revenues;

•	Reductions in expense levels;

•	Operating and maintenance cost management and employee productivity;

•	Stock price or total shareholder return (including growth measures and total stockholder return or attainment by the shares of Common Stock of a specified value for a specified period of time);

•	Net economic value;

•	Economic value added;

•	Aggregate product unit and pricing targets;

•

Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

•	Achievement of return on net assets, return on assets, return on investment capital, or return on equity;

•	Achievement of objectives relating to diversity, employee turnover, or employee retention rates;

•	Results of customer satisfaction surveys; and/or

•	Debt ratings, debt leverage and debt service.

Termination of Employment

Unless the Compensation Committee or the applicable award agreement provides otherwise, upon the termination of a participant’s employment or other service relationship with the Company or its subsidiaries (a “Termination of Service”), (i) any portion of a stock option that is not vested and exercisable on the date of Termination of Service will expire on that date, (ii) any portion of a stock option that is vested and exercisable on the date of Termination of Service will expire on the earliest to occur of the stock option expiration date and (A) the one-year anniversary of the date of Termination of Service, in the event of a Termination of Service by reason of retirement, death or disability, (B) the date that is three months after the date of Termination of Service, in the event of a Termination of Service by reason of quit for good reason following a change of control, (C) the date of the Termination of Service, in the event of a Termination of Service by reason of quit (other than quit for good reason following a change of control), and (D) the date that is three months after the date of Termination of Service, in the event of a Termination of Service other than for quit, cause, retirement, disability or death, and (iii) all unexercised stock options granted to the participant in the event of a Termination of Service for cause will automatically expire upon the first notification to the participant of such termination.

Unless the Compensation Committee or the applicable award agreement provides otherwise, if a participant incurs a Termination of Service during a Restricted Period (i) by reason of death or disability, the participant’s restricted stock and stock units that are unvested or still subject to restrictions will become immediately vested and nonforfeitable and the participant’s performance shares and performance units earned and not yet paid as of such event will be payable in full at the performance level achieved, (ii) for any other reason, the participant’s restricted stock and stock units that are unvested or still subject to restrictions will be immediately and automatically forfeited, and (iii) the participant’s performance shares and performance units for which the payout level has not been determined as of the date of termination will be paid at the target payout level and prorated based on the number of days that have elapsed in the performance measurement period as of the date of termination, and such prorated amount will be payable no later than March 15 of the year following the year in which such Termination of Service occurs.

Unless the Compensation Committee or the applicable award agreement provides otherwise, in the event of a participant’s Termination of Service after a change in control (as defined in the 2009 Equity Plan) for reasons other than quit without good reason or cause, (1) all outstanding awards other than performance shares and performance units will become fully and immediately exercisable, unless the change of control involves the sale, merger, reorganization or consolidation of the Company in which the surviving entity adequately converts, assumes or replaces such awards, and (2) all outstanding performance shares and performance units earned and not yet paid as of the date of a change in control of the Company will be payable in full at the performance level achieved in accordance with the award payout schedule in the applicable award agreement, and the payout for any outstanding performance shares and performance units for which the payout level has not been determined as of a date of the change in control will be paid at the target payout level and prorated based on the number of days that have elapsed in the performance measurement period as of the date of the change in control, and such prorated amount will be paid in cash no later than March 15 of the year following the year in which such Termination of Service occurs.

Amendment and Termination

The Compensation Committee may in some instances amend, modify or cancel outstanding awards under the 2009 Equity Plan. For instance, in most cases it may waive the Restricted Period and any other terms, conditions or restrictions on any restricted stock, performance shares, performance units or stock units as it deems appropriate. The Compensation Committee also has the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change in control of the Company to take such further action as it determines to be necessary or advisable with respect to some or all awards in connection with such an event. Such actions may include establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, awards so as to provide for earlier, later, extended or additional time for exercise.

In addition, if the Compensation Committee determines that a participant’s wrongful act was a significant contributing factor to the Company or a subsidiary of the Company having to restate all or a portion of its financial statements, the Compensation Committee may require the participant to reimburse the Company for awards paid during the period beginning on the date such financial statements were originally released and ending on the date the restated financial statements are filed with the Securities and Exchange Commission, may seek reimbursement of any gain recognized upon a stock option exercise or SAR exercise during that period, and may cancel any outstanding award.

The Compensation Committee may amend, suspend or terminate the 2009 Equity Plan or any portion of the 2009 Equity Plan at any time and in such respects as it deems advisable, except to the extent applicable law, regulation or stock exchange rule requires stockholder approval for an amendment to the 2009 Equity Plan. Unless sooner terminated, the 2009 Equity Plan will terminate December 19, 2018. After the 2009 Equity Plan is terminated, no future awards may be granted, but awards previously granted will remain outstanding in accordance with their applicable terms and conditions and the 2009 Equity Plan’s terms and conditions.

Tax Withholding

The Compensation Committee may require a participant to pay any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an award, prior to issuing any shares of Common Stock or settling any award under the 2009 Equity Plan. The Compensation Committee may permit or require a participant to satisfy a participant’s withholding tax obligations by (1) paying cash to the Company, (2) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the participant, (3) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the participant (or become vested, in the case of restricted stock) having a fair market value equal to the tax withholding obligations and other obligations, or (4) surrendering a number of shares of Common Stock the participant already owns having a value equal to the tax withholding obligations and other obligations.

FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of the U.S. federal income tax consequences associated with stock options, stock appreciation rights, stock awards and other awards granted under the 2009 Equity Plan. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences.

Nonqualified Stock Options

Participant. Generally, a participant receiving a nonqualified stock option does not realize any taxable income for federal income tax purposes at the time of grant. Upon exercise of such option, the excess of the fair market value of the shares of Common Stock subject to the nonqualified stock option on the date of exercise over the exercise price generally will be taxable to the participant as ordinary income. The participant will have a capital gain (or loss) upon the subsequent sale of the shares of Common Stock received upon exercise of the option in an amount equal to the sale price reduced by the fair market value of the shares of Common Stock on the date the option was exercised. The holding period for purposes of determining whether the capital gain (or loss) is a long-term or short-term capital gain (or loss) generally commences on the date the nonqualified stock option is exercised.

The Company. We generally will be entitled to a tax deduction in the same amount and in the same year in which the participant recognizes ordinary income resulting from the exercise of a nonqualified stock option.

Incentive Stock Options

Participant. Generally, a participant will not realize any taxable income for Federal income tax purposes at the time an ISO is granted. Upon exercise of the ISO, the participant generally will incur no income tax liability (other than pursuant to the alternative minimum tax, if applicable). If the participant transfers shares of Common Stock received upon the exercise of an ISO within the later of (1) two years after the date of grant of such ISO and (2) one year after the date of receipt of the shares of Common Stock (together, the “Holding Period”), then, in general, the participant will have taxable ordinary income in the year of the ISO exercise in an amount equal to the excess of the fair market value on the date of exercise over the exercise price. However, if the sale price is less than the fair market value of such shares on the date of exercise, the ordinary income will not be more than the difference between the sale price and the exercise price. The participant will have long-term or short-term capital gain (or loss) in an amount equal to the amount by which the amount received for such Common Stock exceeds (or is less than) the participant’s tax basis in the Common Stock as increased by the amount of any ordinary income recognized as a result of the disqualifying disposition, if any. If the participant transfers the shares of Common Stock after the expiration of the Holding Period, he or she will recognize capital gain (or loss) equal to the difference between the sale price and the exercise price.

The Company. We will not be entitled to a tax deduction upon grant, exercise or subsequent transfer of shares of Common Stock acquired upon exercise of an ISO, provided that the participant holds the shares received upon the exercise of such option for the Holding Period and otherwise satisfies the ISO rules. If the participant transfers the Common Stock acquired upon the exercise of an ISO prior to the end of the Holding Period or otherwise fails to satisfy the ISO rules, we generally will be entitled to a deduction at the time the participant recognizes ordinary income in an amount equal to the amount of ordinary income recognized by such participant as a result of such disqualifying event.

Stock Appreciation Rights

Participant. Generally, a participant receiving a stock appreciation right does not realize any taxable income for federal income tax purposes at the time of grant. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the amount of cash over the fair market value of the Common Stock, cash or property distributed to the participant. The participant will have a capital gain (or loss) upon a subsequent sale of any shares of Common Stock received in an amount equal to the sale price over the income recognized by the participant on the exercise date. The holding period for purposes of determining whether the capital gain (or loss) is a long-term or short-term capital gain (or loss) will generally commences on the date the stock appreciation right is exercised.

The Company. We generally will be entitled to a tax deduction in the same amount and in the same year in which the participant recognizes ordinary income resulting from the exercise of stock appreciation rights.

Stock Awards, Restricted Stock and Performance Shares

Participant. Generally, a participant receiving a stock award will recognize taxable income at the time of grant of an award of unrestricted stock. The taxable income will equal the excess of the fair market value of the unrestricted stock on the grant date over any amount the participant pays for the unrestricted stock.

Generally, a participant will not recognize taxable income at the time of grant of restricted stock, which for purposes of this paragraph includes performance shares. The participant will instead recognize ordinary taxable income at the time of vesting. The taxable income will equal the excess of the fair market value of the restricted stock at the time the shares vest over any amount the participant paid for the restricted stock. The participant may, however, avoid the delay in computing the amount of taxable gain by filing with the Internal Revenue Service, within 30 days after receiving the restricted stock award, an election to determine the amount of taxable income at the time of receipt of the restricted stock.

The Company. We generally will be entitled to an income tax deduction equal to the amount of ordinary income a participant recognizes in connection with a stock award or restricted stock award. The deduction generally will be allowed for the taxable year in which the participant recognizes such ordinary income.

Deferred Stock

Participant. Generally, a participant will not recognize taxable income at the time of grant of a deferred stock award. The payment or settlement of deferred stock should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash paid or the then-current fair market value of the shares of Common Stock received. Rules relating to the timing of payment of deferred compensation under Section 409A of the Code are applicable to deferred stock and any violation of Section 409A may result in potential acceleration of income taxation, as well as interest and tax penalties to the participant.

The Company. We generally will be entitled to an income tax deduction equal to the amount of ordinary income a participant recognizes in connection with a deferred stock award.

Other Awards

Participant. With respect to awards granted under the 2009 Equity Plan that result in the payment or issuance of cash or shares of Common Stock or other property that either is not restricted as to transferability or is not subject to a substantial risk of forfeiture, the participant generally must recognize ordinary income equal to the cash or the fair market value of stock or other property received. With respect to awards involving the issuance of shares of Common Stock or other property that is restricted as to transferability or subject to a substantial risk of forfeiture, the participant generally must recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property becomes transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier.

The granting of stock units and performance units generally will not result in the recognition of taxable income by the participant, although the payment or settlement of these awards will generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash paid or the then-current fair market value of the shares of Common Stock received. If the award consists of shares of Common Stock that are not transferable and are subject to a substantial risk of forfeiture, the tax consequences to the participant will be similar to the tax consequences of restricted stock awards described above, assuming that such award is payable upon the lapse of the restrictions. If the award consists of unrestricted shares of Common Stock, the recipient of those shares will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the award.

The Company. We generally will be entitled to a deduction in an amount equal to the ordinary income received by the participant. The deduction generally will be allowed for the taxable year in which the participant recognizes such ordinary income.

Section 409A

Section 409A of the Code addresses federal income tax treatment of all amounts that are non-qualified deferred compensation. We reserve the right to amend the 2009 Equity Plan or any outstanding award agreement to comply with Section 409A of the Code. If a deferred compensation arrangement, including certain awards issued under the 2009 Equity Plan, does not meet the requirements of Section 409A of the Code, the timing of taxation for these amounts could be accelerated (meaning these amounts could become immediately taxable). Also, an additional 20% income tax, as well as penalties and interest could be imposed upon participants in the 2009 Equity Plan.

Section 162(m)

Section 162(m), provides that any compensation paid to a “covered employee” within the meaning of Section 162(m) that exceeds $1,000,000 cannot be deducted by the Company for federal income tax purposes unless, in general, (1) such compensation constitutes “qualified performance-based compensation” satisfying the requirements of Section 162(m) and (2) certain components of the plan or agreement providing for such performance-based compensation has been approved by the stockholders. We intend that stock options, stock appreciation rights, cash incentive awards, performance shares and performance units under the 2009 Equity Plan that are granted to persons expected to be “covered employees” will constitute “qualified performance-based compensation” and, accordingly will not be subject to the $1,000,000 Section 162(m) deductibility limit. However, the Compensation Committee reserves the right to grant compensation that does not satisfy Section 162(m) and, therefore, would not be deductible by the Company.

Parachute Payments

In the event any payments or rights accruing to a participant upon a change in control, including any payments or vesting under the 2009 Equity Plan triggered by a change in control, constitute “parachute payments” under Section 280G of the Code, depending upon the amount of such payments and the other income of the participant, the participant may be subject to an excise tax (in addition to ordinary income tax) and we may be disallowed a deduction for the amount of the actual payment.

New Plan Benefits

Because benefits payable under the 2009 Equity Plan are determined each year at the discretion of the Compensation Committee and will depend on the fair market value of our company’s Common Stock at various future dates, the benefits or amounts, if any, that will be received by or allocated to any person under the 2009 Equity Plan or that would have been received by or allocated to any person for the most recent fiscal year had the 2009 Equity Plan been in effect, are not determinable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS, DIRECTORS AND MANAGEMENT

There are no other persons or entities, other than Mr. Hunt, that we know to beneficially own five percent or more of our common stock as of March 31, 2009. For purposes of this disclosure, a person or group of persons is deemed to have beneficial ownership of any shares as of a given date that such person has the right to acquire within 60 days after such date.

The table below sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2009, for each of our directors, each of our named executive officers, and all directors and executive officers as a group. The persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them unless otherwise indicated. For purposes of the table, a person or group of persons is deemed to have beneficial ownership of any shares as of a given date that such person has the right to acquire within 60 days after such date.

Name of beneficial owner	Amount and nature of beneficial ownership(1)		Percent of class
T. Kendall Hunt	9,702,942	(2)	25.50%
Jan Valcke	504,742	(3)	1.33%
Clifford K. Bown	259,573	(4)	*
Michael P. Cullinane	146,447	(5)	*
John R. Walter	104,447	(6)	*
John N. Fox	42,947	(7)	*
Jean Holley	22,667	(8)	*
All Executive Officers and Directors as a Group (7 persons)	10,783,765		27.79%

*	Ownership is less than 1%.

(1)	The number of shares beneficially owned by each director and executive officer is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days after March 31, 2009, including through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity. As of March 31, 2009, there were 37,487,295 shares of common stock outstanding.

(2)	Includes 100,000 shares held in the T. Kendall Hunt Charitable Remainder Trust and 1,011,300 shares held by the estate of Barbara J. Hunt, with Mr. Hunt as executor of the estate, as to which shares Mr. Hunt disclaims beneficial ownership. The amount also includes 490,000 shares that may be acquired pursuant to options which are exercisable at March 31, 2009.

(3)	Includes 350,000 shares that may be acquired pursuant to options which are exercisable at March 31, 2009.

(4)	Includes 150,000 shares that may be acquired pursuant to options which are exercisable at March 31, 2009.

(5)	Includes 96,000 shares that may be acquired pursuant to options which are exercisable at March 31, 2009 and 17,947 deferred shares that may be acquired upon a cessation of service within 60 days.

(6)	Includes 60,000 shares that may be acquired pursuant to options which are exercisable at March 31, 2009 and 17,947 deferred shares that may be acquired upon a cessation of service within 60 days.

(7)	Includes 15,000 shares that may be acquired pursuant to options which are exercisable at March 31, 2009 and 17,947 deferred shares that may be acquired upon a cessation of service within 60 days. Also includes 10,000 shares owned jointly with Mr. Fox’s spouse.

(8)	Includes 505 shares owned by Ms. Holley’s spouse and 17,947 deferred shares that may be acquired upon a cessation of service within 60 days.

The following table sets forth shares of our common stock that are authorized to be issued as of December 31, 2008 under the company’s 1997 Stock Compensation Plan, as amended and restated in 1999.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (1)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,337,108	$3.01	6,130,858
Equity compensation plans not approved by security holders	not applicable	not applicable	not applicable
Total	1,337,108	$3.01	6,130,858

(1)	The overall number of shares available under the company’s 1997 Stock Compensation Plan, as amended and restated in 1999, including securities to be issued upon exercise of outstanding options, warrants, and rights, is limited to 20% of the total number of shares issued and outstanding immediately prior to the grant awards.

DIRECTORS AND EXECUTIVE OFFICERS

The names of and certain information regarding our current directors and our executive officers appears below.

T. KENDALL “KEN” HUNT—Mr. Hunt is our Chairman of the Board and Chief Executive Officer. Mr. Hunt has served as Chairman of the Board since the company’s incorporation in 1997, and currently serves a one-year term. He was our Chief Executive Officer from 1997 through 1999 and returned as CEO in November 2002. He is also affiliated with several high-tech early-stage companies, serving as a member of the Board of Directors of Global Med Technologies, Inc. since March 2006, and Victory Park Capital L. P. since June 2007. Mr. Hunt is Chairman of the Midwest Council of TechAmerica, the nation’s largest high-tech trade association and former President of the Belgian Business Club of Chicago. Additionally, he is on the Advisory Board for the Posse Foundation, an organization dedicated to providing full college scholarships to urban minority youth leaders through its partnerships with elite universities across the U.S. He holds an MBA from Pepperdine University, Malibu, California, and a BBA from the University of Miami, Florida. Mr. Hunt is 65 years old.

MICHAEL P. CULLINANE—Mr. Cullinane has been a director since April 1998 and currently serves a one-year term. He is the Chairman of our Audit Committee and a member of our Compensation Committee and our Governance and Nominating Committee. Since May 2008, Mr. Cullinane has served as Executive Vice President and CFO of SilkRoad Technology, Inc., a software company in the Human Capital Management (HCM) space. Mr. Cullinane served as the Executive Vice President and Chief Financial Officer of Lakeview Technology Inc. from January 2005 to July 2007. Mr. Cullinane served as the Executive Vice President and Chief Financial Officer and a director of Divine, Inc. from July 1999 to May 2003. He served as Executive Vice President, Chief Financial Officer and a director of PLATINUM Technology International, Inc. from 1988 to June 1999. Mr. Cullinane received a B.B.A. from the University of Notre Dame, South Bend, Indiana. Mr. Cullinane is 59 years old.

JOHN N. FOX, JR.—Mr. Fox has been a director since April 2005 and currently serves a one-year term. He is Chairman of our Compensation Committee and is a member of our Audit Committee and our Governance and Nominating Committee. From 1998 to 2003, Mr. Fox served as a Vice Chairman of Deloitte & Touche and the Global Director, Strategic Clients for Deloitte Consulting. He held various other positions with Deloitte Consulting from 1968 to 2003, and served on the board of Deloitte Touche Tohmatsu from 1998 to 2003. Since 2007, Mr. Fox has been a director for Cognizant Technology Solutions Corporation. He also serves on a variety of non-profit boards of directors. Mr. Fox received his B.A. degree from Wabash College and his MBA from the University of Michigan. Mr. Fox is 66 years old.

JEAN K. HOLLEY—Ms. Holley has been a director since August 2006 and currently serves a one-year term. She is a member of the Audit Committee, Compensation Committee and Governance and Nominating Committee. Since 2004, Ms. Holley has been serving as the Executive Vice President and Chief Information Officer for Tellabs, Inc., a company that designs, develops, deploys and supports telecommunications networking products around the world. Ms. Holley previously served as the Vice President and Chief Information Officer for USG Corporation from 1999 to 2003. Prior to that, she served as Senior IT Director for Waste Management, Inc. Ms. Holley holds a B.S. in Computer Science/Electrical Engineering from the University of Missouri-Rolla, and a M.S. in Computer Science/Engineering from Illinois Institute of Technology in Chicago. She serves on a variety of boards including the Illinois Institute of Technology (IIT) Board of Trustees, the Missouri University Science & Technology Board of Trustees and the Illinois Math & Science Academy (IMSA) Board of Trustees. In addition, Ms. Holley also serves as a board director for Giant Steps of Illinois, a school for children with autistic spectrum disorders. Ms. Holley is 50 years old.

JOHN R. WALTER—Mr. Walter has been a director since April 2003 and currently serves a one-year term. He is Chairman of our Governance and Nominating Committee and is a member of our Audit Committee and Compensation Committee. Since 1997 Mr. Walter has served as Chairman and CEO of Ashlin Management Co., a private investment and management services firm. Mr. Walter also serves as a director for Manpower, Inc., InnerWorkings, Inc., Infinity Bio-Energy, Echo Global Logistics, MediaBank, LLC and NorthShore University HealthSystem Foundation. Mr. Walter is on the board of the Metropolitan Pier and Exposition Authority and the board of trustees for Steppenwolf Theater and Northwestern University, and is also a director of the African Wildlife Foundation. He has previously served on the boards of numerous other companies, including Deere & Company, Abbott Laboratories, SNP Corp., Target Corporation and Jones Lang LaSalle. Mr. Walter served as President and Chief Operating Officer of AT&T Corporation from 1996 to 1997. He served as Chairman and CEO of R.R. Donnelley & Sons Company, a print and digital information management company, from 1989 through 1996. Mr. Walter received a B.S. in Management from Miami University, Oxford, Ohio. Mr. Walter is 62 years old.

Executive Officers

JAN VALCKE—Mr. Valcke is our President & Chief Operating Officer and has held this position since 2002. Mr. Valcke has been an officer of the Company since 1996. From 1992 to 1996, he was Vice-President of Sales and Marketing of Digipass NV/SA, a member of the Digiline group. He co-founded Digiline in 1988 and was a member of the Board of Directors of Digiline. Mr. Valcke received a degree in Science from St. Amands College in Kortrijk, Belgium. Mr. Valcke is 54 years old.

CLIFFORD K. BOWN—Mr. Bown is our Executive Vice President & Chief Financial Officer and has held this position since 2002. Mr. Bown started his career with KPMG LLP where he directed the audits for several publicly held companies, including a global leader in integrated and embedded communications solutions. From 1991 to 1993, he was CFO for publicly held XL/DATACOMP, a $300 million provider of midrange computer systems and support services in the U.S. and U. K. Mr. Bown also held CFO positions in two other companies focused on insurance and healthcare from 1995 through 2001. Mr. Bown received a B.S. in Accountancy from the University of Illinois, Urbana, Illinois, his MBA from the University of Chicago, and he has a CPA certificate. Mr. Bown is 57 years old.

Meetings of the Board of Directors

The Board of Directors met nine times during 2008. Each incumbent director attended at least 75% of the meetings of the Board in 2008 and 75% of the meetings held by all committees which they served. As part of their duties, the directors are expected to attend the Annual Meetings. Each of the directors attended last year’s meeting.

The Board of Directors presently has three standing committees, a Corporate Governance and Nominating Committee, an Audit Committee and a Compensation Committee, each of which is described more fully below.

Board Independence

Our Board of Directors conducts an annual review as to whether each of our directors meets the applicable standards of The NASDAQ Stock Market LLC (“NASDAQ”). Our Board of Directors has determined that each of the current directors and director nominees, other than T. Kendall Hunt, has no material relationship with VASCO other than as a director and is independent within the listing standards of NASDAQ. In making its independence determinations the Board of Directors has broadly considered all relevant facts and circumstances and has concluded that there are no transactions or relationships that would impair the independence of any of the directors or director nominees, other than T. Kendall Hunt.

Communications with Directors

Stockholders may send communications to the Board of Directors at the Company’s address. Any such communication addressed to a specific Board member and designated as “Confidential” will be delivered un-opened to the specific Board member. If a communication is addressed to the Board as a whole and designated as “Confidential,” the communication will be delivered to the Chairman of the Corporate Governance and Nominating Committee. Any communication not designated as “Confidential” will be reviewed by management and brought to the attention of the Board at their next regularly scheduled meeting.

Corporate Governance and Nominating Committee

The Board of Directors constituted and established the Corporate Governance and Nominating Committee with authority, responsibility, and specific duties as described in the Corporate Governance and Nominating Committee Charter. A copy of the charter is available on our web site, www.vasco.com. The primary function of this Committee is to assist the Board in:

-	Determining the appropriate structure of the Board, including committees;
-	Evaluating the performance of the Board and management;
-	Identifying and recommending to the Board individuals to be nominated as a director, including the consideration of director candidates recommended by stockholders;
-	Providing oversight of management succession plans; and
-	Providing oversight of the Code of Conduct and Ethics.

The Committee will consider director candidates who have relevant business experience, are accomplished in their respective fields, and who possess the skills and expertise to make a significant contribution to the Board of Directors, the Company and its stockholders. Director nominees should have high-leadership business experience, knowledge about issues affecting the Company and the ability and willingness to apply sound and independent business judgment. The Committee will consider nominees for election to the Board of Directors that are recommended by stockholders, provided that a complete description of the nominees’ qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as such, accompany the recommendations. Such recommendations should be submitted in writing to the attention of the Corporate Governance and Nominating Committee, c/o VASCO Data Security International, Inc., 1901 South Meyers Road, Suite 210, Oakbrook Terrace, Illinois 60181 not less than 60 nor more than 90 days prior to the date of the Annual Meeting of Stockholders at which the nomination is to be made and should not include self-nominations. The Committee applies the same criteria described above to nominees recommended by stockholders.

The Committee is comprised of three or more directors, each of whom must be an independent director, as defined by the NASDAQ rules. The members of the Committee are elected by the Board at its annual organizational meeting and serve at the pleasure of the Board until their successors are duly elected and qualified. The members of the Corporate Governance and Nominating Committee are John R. Walter (Chairman), Michael P. Cullinane, John N. Fox, Jr. and Jean K. Holley. The Corporate Governance and Nominating Committee met three times during 2008.

Audit Committee

The Audit Committee of the Board of Directors, as established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), is composed of three or more independent directors, as required by the NASDAQ rules, including additional independence standards for audit committee members. The Audit Committee operates under a written charter adopted by the Board of Directors and is responsible for overseeing the financial reporting process on behalf of the Board. A copy of the charter is available on our web site, www.vasco.com. The members of the Audit Committee are Michael P. Cullinane (Chairman), John N. Fox, Jr., Jean K. Holley and John R. Walter. The Board of Directors has determined that Messrs. Cullinane and Walter qualify as audit committee financial experts, and has designated them as such. Each year, the Audit Committee recommends to the Board of Directors, the selection of the independent auditors. We are not required under our charter or Bylaws to submit the selection of auditors to a vote of the stockholders. The Audit Committee met ten times during 2008.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has implemented policies and procedures for the pre-approval of all audit, audit-related, tax and permitted non-audit services rendered by KPMG LLP, its registered public accounting firm. Those policies and procedures include a review of the independent registered public accounting firm’s audit plan and fee schedule for the period under review. If such audit plan and fee schedule are approved by the Committee, the independent registered public accounting firm provides an engagement letter in advance of the start of the audit work to the Committee outlining the scope of the audit and related audit fees. Our senior management will also recommend, from time to time, to the Committee that it approve non-audit services that would be provided by the independent registered public accounting firm. Our senior management and the independent registered public accounting firm will each confirm to the Audit Committee that each non-audit service is permissible under all applicable legal requirements. A budget, estimating the cost of the non-audit service, will be provided to the Audit Committee along with the request. The Audit Committee must approve both permissible non-audit services and the budget for such services. The Audit Committee will be informed routinely as to the non-audit services actually provided by the independent registered public accounting firm pursuant to this pre-approval process.

The following sets forth the amount of fees paid to our registered public accounting firm, KPMG LLP, for services rendered in 2008 and 2007 (in thousands):

Audit Fees: The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the company’s annual financial statements, the reviews of the financial statements included in the company’s quarterly reports on Form 10-Q, and services normally provided by the independent auditor in connection with statutory and regulatory filings were $578 for the fiscal year ended 2008 (excluding $15 billed and approved by the Audit Committee in 2008 related to 2007) and $507 for the fiscal year ended 2007, (excluding $58 billed and approved by the Audit Committee in 2007 related to 2006).

Audit-Related Fees: There were no audit-related fees paid in 2008 or 2007.

Tax Fees: The aggregate fees billed by KPMG LLP for tax compliance and tax advice were $4 in 2008 and $4 in 2007. The 2008 and 2007 fees relate to foreign subsidiary tax returns.

All Other Fees: No other fees were billed by KMPG LLP for 2008 and 2007.

It is currently the policy of the Audit Committee of the Board of Directors to pre-approve all services rendered by KPMG LLP. The Audit Committee pre-approved all of the above fees for both 2008 and 2007.

Management is responsible for the Company’s financial statements and the financial reporting process, including internal controls. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee held discussions with management and KPMG. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee reviewed and discussed the consolidated financial statements with management and KPMG. The Audit Committee discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). These matters included a discussion of KPMG’s judgments about the quality (not just the acceptability) of the Company’s accounting principles as applied to financial reporting.

The Audit Committee also received the written disclosures and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communication with the

Audit Committee concerning independence, and has discussed with KPMG its independence. The Audit Committee further considered whether the provision by KPMG of the non-audit services described elsewhere in this Proxy Statement is compatible with maintaining the auditors’ independence.

Based upon the Audit Committee’s discussion with management and the independent auditors and the Audit Committee’s review of the representation of management and the disclosures by the independent auditors to the Audit Committee, the Audit Committee ratified the inclusion of the Company’s audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, for filing with the Securities and Exchange Commission.

Respectfully submitted,

Michael P. Cullinane, Chairman
John N. Fox, Jr.
Jean K. Holley
John R. Walter

Compensation Committee

The Compensation Committee of VASCO’s Board of Directors is composed of three or more independent directors as defined by the NASDAQ rules. The Compensation Committee operates under a written charter adopted by the Board of Directors. A copy of the charter is available on our website, www.vasco.com. The Compensation Committee acts on behalf of our Board of Directors to establish the compensation of VASCO’s named executive officers and makes recommendations to the Board regarding compensation of our non-employee directors. The Compensation Committee also administers VASCO’s annual incentive cash bonus plan and our 1997 Stock Compensation Plan, which was amended and restated with the approval of our stockholders in 1999, pursuant to which long-term equity incentive awards are made to the named executive officers. The members of the Compensation Committee are John N. Fox, Jr. (Chairman), Michael P. Cullinane, Jean K. Holley and John R. Walter. The Compensation Committee met seven times during 2008.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Compensation Policy

We operate in the very competitive information technology industry, specializing in internet security and services, which are growing fast and demand constant and market-leading innovation. To succeed in this environment, VASCO is required to attract, motivate, reward and retain highly talented and experienced executives and key employees.

Accordingly, the Compensation Committee is guided by the following principles:

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Compensation should be based on the level of job responsibility, individual performance and company performance. The greater the level of responsibility, the greater the proportion of compensation that should be linked to company performance and stockholder returns, because of a greater ability to affect company results.

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Compensation should be aligned with the value of the job in the marketplace and should be designed to allow VASCO to attract, motivate and retain the caliber of executive talent that we require to succeed in our industry.

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Compensation should reward performance, both annual and long-term. Accordingly the Compensation Committee believes that at least 60% of total targeted compensation should consist of equity and performance-based compensation, including compensation based on certain performance criteria including achieving annual and three-year cumulative earnings per share (“EPS”) targets. Exceptional performance, both for the individual and for VASCO, should be rewarded with a high level of pay; likewise, when performance fails to meet expectations or lags benchmarks set by the Compensation Committee, the result should be compensation at a lower level.

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The objectives of pay-for-performance must be balanced with retention of key employees whose knowledge and experience are important to our long-term strategies and success. Even in periods of temporary downturns in company performance, the level of compensation should ensure that our executives will remain motivated and committed to VASCO and the execution of our long-term strategies.

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Performance-based compensation should be based on measures that are simple to understand and that are directly tied to the company’s long-term strategies and operational goals. The Compensation Committee believes that EPS targets are simple, forthright and are effective in measuring, on a combined basis, VASCO’s achievement of complementary strategic goals such as revenue and margin growth, return on assets and return on equity.

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The majority of compensation should be tied to company performance and the value of our stock; and, a significant portion of performance-based compensation should be in the form of equity. Accordingly, we do not provide retirement plans or perquisites for our named executive officers. The Compensation Committee believes that this emphasis on performance-based and equity-based compensation is aligned with the opportunities presented by our industry and our business model, and is directly aligned with the interests of our stockholders by linking company EPS milestones to incentive compensation milestones.

The Compensation Committee’s Processes and Procedures

The Compensation Committee makes all determinations regarding the compensation of VASCO’s named executive officers. The Compensation Committee considers the following items to ensure that VASCO’s executive compensation fulfills the Compensation Committee’s guiding principles, and their relationship to the different compensation components are described, below, under “Executive Officer Compensation Components”:

•

Assessment of VASCO’s Performance. We use EPS as the performance measure to determine the level of annual and long-term performance-based compensation the named executive officers will receive. The annual EPS targets are based on the approved operating budget, which contains strategies that are consistent with those outlined in our five-year strategic financial plan. The long-term, performance–based compensation is based on the EPS targets in the strategic financial plan, which is reviewed and approved by the Board each year and contains financial projections for the succeeding five-year period. One of the key metrics in our strategic plan is EPS growth, both annually and over the five-year period. As discussed above, the Compensation Committee believes that EPS growth best reflects, on a combined basis, success in the implementation of VASCO’s key business strategies. Accordingly, the Compensation Committee has determined that targeted EPS, calculated on a fully diluted basis and based on VASCO’s operating budget and strategic plan, is the appropriate measure for determining the annual and long-term incentive awards. The Compensation Committee aligns the named executive officers’ targets with VASCO’s targeted EPS growth projections over a one-year and three-year period, so that the named executive officers are appropriately incentivized to achieve VASCO’s strategic plan milestones.

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Annual Performance Goals and Annual Assessments of Individual Performance. During February of each year, each of the named executive officers proposes for consideration by the Compensation Committee, annual goals (both individual and company objectives) to be accomplished in the year. These goals are aligned with key company strategic initiatives for the year. The proposed goals of each named executive officer, other than our chief executive officer, are reviewed and discussed by the individual and our chief executive officer before they are presented to the Compensation Committee. The Compensation Committee may solicit input from our named executive officers regarding goal setting and their performance if it believes such input to be appropriate and helpful to its review and decisions. The Compensation Committee often seeks further input from our chief executive officer in establishing the annual performance goals for the other named executive officers. The proposed annual goals are reviewed, adjusted as the Compensation Committee considers appropriate and approved by the Compensation Committee. Progress is reviewed three times during the “performance year,” including a year-end performance review. The conclusions that result from the year-end review are used as one of the factors considered in determining an executive’s base salary for the following year. Also, the Compensation Committee has the option to reduce the annual incentive award by up to 10 percent if the individual executive’s performance did not meet his annual goals.

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Peer Analysis. In making compensation decisions, the Compensation Committee reviews targeted total compensation for our named executive officers against the total compensation paid by a peer group of publicly-traded software and internet security companies. This peer group, which is reviewed and updated by the Compensation Committee annually, consists of companies against whom VASCO competes for customers, talent and stockholder investment. The companies that are included in this peer group are determined by the Compensation Committee after consultation with Hewitt Associates, the Compensation Committee’s compensation consultant, with consideration given to matters such as the relative size and stage of our development compared to others with whom we compete and the availability of compensation information for potential peer companies. The peer group may change from year to year because compensation information at a potential peer company becomes available or unavailable (for example, information previously not available would become available once a company begins public filings, or information previously available could become unavailable if a company has been acquired and is no longer required to report such information publicly), because of a change in size of a potential peer company such that the Compensation Committee no longer considers it appropriate to consider the other company as a peer, or for other reasons determined appropriate by the Compensation Committee in its subjective judgment as it reviews potential peer companies. Hewitt Associates provides the Compensation Committee with comprehensive data regarding the salary levels, bonus amounts, targeted bonus amounts and long term equity award levels and types for executives at the peer group companies in positions comparable to those of the Company’s named executive officers.

There were seven companies in the peer group reviewed by the Compensation Committee as part of establishing 2008 compensation levels for the named executive officers: ActivIdentity Corporation; Entrust, Inc.; Secure Computing Corporation; SonicWALL, Inc.; Sourcefire, Inc.; Tumbleweed Communications Corp. and Websense, Inc. For the three years ended December 31, 2007, VASCO delivered a three-year compound annual growth in revenue of 49% and a three-year average return on equity for those years of 35%, while the median growth for the peer group over the same period was 27% and the median three year average return on equity was negative.

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Meetings. The Compensation Committee meets several times each year (seven times in 2008). Committee agendas are established by the committee chair in consultation with the other Compensation Committee members.

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Role of the Independent Consultant. The Compensation Committee retained Hewitt Associates, an independent global human resources consulting firm, as its independent compensation consultant to assist the Compensation Committee in evaluating executive compensation programs and in setting compensation for our named executive officers for 2008. Pursuant to Hewitt Associates’ retention arrangement, it:

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Has advised the Compensation Committee regarding compensation trends and best practices, plan design and the reasonableness of individual compensation rewards in comparison to comparable positions at other companies;

•	Provided information regarding potential peer companies for consideration by the Compensation Committee in establishing the peer company groups used in setting compensation levels for 2008;

•	Provided information regarding compensation practices at the companies determined by the Compensation Committee to comprise the peer company group for the applicable year;

•	Provided performance and payout award prevalence statistics derived from the consultant’s proprietary database of compensation paid by a general group of service companies;

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After consultation with the committee chair, determined the assumptions to be used in calculating and calculated the discount factors used in determining the value of restricted stock and performance shares awarded to the named executive officers as long-term incentive compensation;

•

Provided information regarding non-employee director compensation at various companies, including the peer companies used for determining executive compensation and other information regarding general trends in director compensation (discussed further under “Director Compensation,” below); and

•	Assisted the Compensation Committee in developing recommendations to the Board regarding non-employee director compensation levels for 2008.

The use of the independent consultant provides additional assurance that VASCO’s executive compensation is reasonable and consistent with our objectives and the Compensation Committee’s guiding principles. The consultant reports directly to the Compensation Committee and does not provide any services to management.

•

Role of Management. The Compensation Committee makes all determinations regarding the compensation of the named executive officers. As discussed above in “Annual Performance Goals and Annual Assessments of Individual Performance,” each of the named executive officers proposes his own annual performance goals which are reviewed, discussed with the individual and ultimately, after any modifications that the Compensation Committee considers appropriate, approved by the Compensation Committee. Our chief executive officer evaluates the performance of the other named executive officers as part of the interim progress reviews during the year and as part of the year-end performance review. The Compensation Committee considers the chief executive officer’s evaluations and recommendations in setting compensation levels for the other named executive officers. The Compensation Committee may solicit input from our named executive officers regarding goal setting and their performance if it believes such input to be appropriate and helpful to its review and decisions. The Compensation Committee reviews the chief executive officer’s performance as compared to his performance goals at the same time as the performance of the other named executive officers is being reviewed, but without any recommendations by the chief executive officer concerning his own performance. If it considers it appropriate to do so, the Compensation Committee may confer with the compensation consultant in connection with the year-end performance reviews and the setting of compensation levels (both total compensation and individual components thereof) for the succeeding year.

Executive Officer Compensation Components

The principal components of compensation for the named executive officers consist of base salary, annual cash incentive compensation and long-term incentive compensation:

Base Salary

Base salary is the guaranteed element of the named executive officers’ annual cash compensation. The value of base salary recognizes the executive’s long-term performance, scope of responsibilities, capabilities and the market value of those capabilities. Salary increases are effective January 1 of each year.

In establishing the base salaries for 2008 for Messrs. Hunt, Valke, and Bown, the Compensation Committee considered VASCO’s performance and each individual’s accomplishment of their annual personal goals that had been established in December of the preceding year, and its own assessment of each individual’s performance.

In making its assessment when setting Mr. Hunt’s 2008 base salary, the Compensation Committee noted VASCO’s three-year compound annual growth in revenue, three-year EPS growth and three-year average return on equity, in each case for the three years ended December 31, 2007. Also the Committee considered Mr. Hunt’s significant ownership of VASCO.

In setting Mr. Valcke’s base salary for 2008, the Compensation Committee recognized Mr. Valcke’s contribution to VASCO’s financial performance in 2007 and 2006 as compared with its peer companies’ performances. It noted his leadership in developing and implementing an aggressive hiring plan for 2007, to grow the sales and marketing organization to support continued rapid growth in revenue, the acquisition of new customers and the penetration of new markets. The Compensation Committee also considered Mr. Valcke’s leadership in the successful implementation of a new software licensing and pricing structure. The Compensation Committee noted that these and other successfully implemented strategies continued to produce strong profit margins for the company. The Committee also recognized that Mr. Valcke’s responsibilities generally are broader than those of officers in comparable positions at peer group companies.

In making its assessment when setting Mr. Bown’s base salary for 2008, the Compensation Committee reviewed Mr. Bown’s performance in 2007 and gave particular weight to his leadership in the establishment of VASCO’s international headquarters in Zurich, Switzerland. In addition, it considered his continued success in building the Company’s infrastructure needed to support the increased size of the Company and anticipated growth of the workforce. The Committee also considered that Mr. Bown’s responsibilities as CFO and Executive

Vice President are broader than those of the typical CFO, including worldwide responsibility for human resources, information technology, and contracts and compliance.

Based on the foregoing factors the base salaries of our named executives were increased as follows for 2008:

Name and Principal Position	Salary Increase	New Base Salary
T. Kendall Hunt	$50,000	$350,000
Chairman and Chief Executive Officer
Jan Valcke(1)	€10,000	€310,000
President and Chief Operating Officer
Clifford K. Bown	$25,000	$275,000
Executive Vice President, Chief Financial Officer and Secretary

Annual Cash Incentive Compensation

Each of the named executive officers is eligible to receive an annual cash bonus the amount of which is based on the level of EPS (calculated on a fully diluted basis) actually achieved for the year compared to the targeted level of EPS for that year. As previously discussed, the Compensation Committee believes that EPS is the most appropriate performance measure; and, the annual EPS target is derived from VASCO’s operating budget. Consequently, if the executive officers fail to successfully execute or manage the key actions assumed in the operating budget, the targeted EPS likely will not be achieved. While the Compensation Committee can, and in the future may, consider establishing targets for other factors to determine the annual incentive cash bonus, the Compensation Committee established a target EPS as the only target for 2008 annual incentive compensation.

The Compensation Committee, in its subjective judgment after reviewing estimated compensation for officers in comparable positions at peer group companies, establishes the annual incentive cash bonus target of each named executive officer as a percentage of his base salary. The following performance payout curve, based on the actual EPS achieved, was established for annual cash bonuses paid for performance in 2008:

Actual EPS as a Percent of Target EPS	Level of Payout as a Percent of Target
Less than 80%	0%
80% to 90%	50% to 75%
100%	100%
110% to 140%	130% to 150%

Payment for performance between stated levels is interpolated.

The performance target to earn annual incentive compensation for 2008 was based on the 2008 operating budget approved by the Board in December 2007; and the EPS target, based on that budget, was approved by the Compensation Committee in February 2008. In February, 2009, the Compensation Committee reviewed the actual EPS for the year ended December 31, 2008, which was $0.64, or 86.5%, of the target EPS of $0.74 established in February 2008, for performance in 2008. Accordingly, the Compensation Committee approved cash bonus awards of 66% of each executive’s targeted bonus. The bonus awards for 2008 performance were:

	2008 Bonus as a Percent of Base Salary
	Target	Actual	Cash Bonus Paid
Mr. Hunt	70%	46.35%	$162,230
Mr. Valcke	80%	52.97%	€164,216	(1)
Mr. Bown	60%	39.73%	$109,257

(1)	Mr. Valcke’s base salary is paid in Euros. Based on the exchange rate on February 16, 2009, the date the bonus was paid, of $1.286 USD/Euro, Mr. Valcke’s bonus was equivalent to $211,247.

Other Compensation and Benefits

Long-Term Incentives

Long-term incentive awards for 2008 were granted in January 2008 pursuant to our 1997 Stock Compensation Plan, which was amended and restated with the approval of our stockholders in 1999. The plan was designed to serve as a performance incentive to encourage our executives, key employees and others to acquire or increase a proprietary interest in VASCO’s success. These incentives promote a long-term perspective critical to continued success in our business. They also ensure that our leaders are focused on stockholder value. The Compensation Committee believes that, over a period of time, our share performance will, to a great extent, be a direct result of our executives’ and key employees’ performance.

The stock compensation plan provides that options or other forms of stock compensation, including restricted stock and performance shares, may be granted at the discretion of the Compensation Committee, in such amounts and subject to such conditions as the Compensation Committee may determine. All annual awards of stock-based compensation under the plan are granted at the Compensation Committee’s regular meeting in January of each year.

In determining awards for 2008, the Compensation Committee reviewed long-term incentive compensation as part of total compensation based on comparisons with companies in the 75th percentile of the consultant’s proprietary Total Compensation MeasurementTM data provided by the consultant. Accordingly, the Compensation Committee, in its subjective judgment, determined the target economic value of the long-term compensation award for each named executive officer as a percentage of the named executive officer’s base salary. Half of the target economic value was granted as restricted stock and the other half of the target value was granted as performance shares. Shares of restricted stock are shares of common stock that vest over time as long as the recipient remains employed by VASCO, and performance shares are shares of stock that vest only upon VASCO’s achievement of certain performance targets. The Compensation Committee believes this mix of long-term incentives enhances the link between the creation of stockholder value and long-term executive compensation, provides increased equity ownership by the named executive officers and enables competitive levels of total compensation with an emphasis on payment for results. The Compensation Committee believes the 50/50 mix of a restricted stock award and a performance-based award best aligns the named executive officers’ interests with those of our stockholders.

On the grant date, the economic value of the long-term incentive awards was converted into the equivalent number of shares by dividing the economic value by the closing price of VASCO’s common stock on the grant date and applying a discounted economic value that had been calculated by the compensation consultant. The discount factor considers the time value of money, the risk of forfeiture, and, in the case of performance awards, the likelihood of achieving the performance target. For the 2008 awards, as a result of the discount rates applied to the restricted stock awards and performance share awards, a share of restricted stock was given an economic value of 90.38% of the stock’s price on the grant date and a performance share was given an economic value of 74.04% of the stock’s price on the grant date.

Each restricted stock award granted as part of 2008 long-term incentive compensation vests in equal annual installments on the first four anniversaries of the date of grant. Each performance share award will vest upon the achievement of a cumulative EPS target for a three-year period. The unvested portions of restricted stock awards and performance share awards granted in 2008 are subject to forfeiture upon the recipient’s cessation of service with VASCO. Upon a change in control of VASCO, the restricted stock awards and performance share awards granted in 2008 will vest in full.

For the 2008 performance share awards, the Compensation Committee adopted a payout curve that allows for a threshold payout and a maximum payout, as follows:

Actual EPS as a Percent of Target EPS	Level of Payout as a Percent of Target
Less than 80%	0%
80%	50%
100%	100%
140%	125%

Payment for performance between stated levels is interpolated.

The EPS target for the performance shares coincided with the projected EPS in VASCO’s five-year strategic financial plan for the three-year period beginning on January 1, 2008. The Compensation Committee expected that the EPS target of the long-term incentive awards made in 2008 would most likely be achieved.

For 2008, the Compensation Committee, in its subjective judgment, intending that total compensation for the named executive officers approximate the 50th percentile of the peer group, targeted the following economic values to the named executive officers for long-term incentive awards:

•	Mr. Hunt—$420,000, or 120% of base salary. Accordingly, he received a restricted stock award of 10,610 shares and a performance shares award of 12,951 shares.

•

Mr. Valcke—217,000 Euros (or approximately $318,187 based on the exchange rate in effect on December 20, 2007, when the decision was made), or 70% of base salary. Accordingly, he received a restricted stock award of 8,003 shares and a performance share award of 9,769 shares.

•	Mr. Bown—$220,000, or 80% of base salary. Accordingly, he received a restricted stock award of 5,557 shares and a performance share award of 6,784 shares.

Retirement Plans

VASCO does not provide retirement plans or pension plans for the named executive officers.

Perquisites and Other Personal Benefits

Mr. Valcke is provided use of a company automobile. Mr. Bown, upon his relocation to Zurich, Switzerland to establish VASCO’s European Headquarters, was provided certain compensation and allowances as described further under “Employment Agreements,” including an allowance for housing, an automobile, certain other relocation expenses and tax equalization.

Change of Control and Severance Benefits

The Compensation Committee believes the severance and change in control benefits that our named executive officers receive are comparable with those benefits offered by our competitors and necessary to retain a talented executive team. The named executive officers’ possible severance and change in control benefits are described below under “Employment Agreements” and under “Potential Payments Upon Termination or Change-in-Control”.

Deductibility of Executive Compensation

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), which limits the annual amount of compensation that VASCO may deduct to $1,000,000 for any named executive officer. An exception to this regulation is for performance-based compensation which meets certain requirements of the Code. Awards made under the 1997 Stock Compensation Plan may qualify as performance-based compensation under Section 162(m) of the Code. However, not all grants that may be made under the plan or that have been made under the plan meet all requirements for deductibility under Section 162(m) of the Code. However, unless the amounts involved become material, the Compensation Committee believes that it is more important to preserve its flexibility under the plan to craft appropriate incentive awards than to meet every requirement for deductibility with respect to every grant. The Compensation Committee continues to believe that this is not currently a significant issue, but continues to monitor the issue.

Summary Compensation Table

The following table provides selected information concerning the compensation earned during the fiscal year ended December 31, 2008 for services in all capacities to VASCO, by (1) the principal executive officer, (2) the principal financial officer, and (3) VASCO’s only other executive officer who served in positions other than principal executive officer or principal financial officer at the end of 2008 (collectively, the “named executive officers”).

Name and Principal Position	Year	Salary(1)		Stock Awards(2)	Option Awards(2)	Non-Equity Incentive Compen- sation(3)		All Other Annual Compen- sation(4)	Total
T. Kendall Hunt Chairman and Chief Executive Officer	2008	$350,000		$376,282	$—	$162,230		$15,199	$903,711
	2007	$300,000		$231,278	$1,790	$284,890		$12,010	$829,968
	2006	$270,000		$78,258	$90,934	$210,000		$—	$649,192
Jan Valcke President and Chief Operating Officer	2008	$455,460	(5)	$334,172	$106,244	$211,247	(6)	$—	$1,107,123
	2007	$411,743	(5)	$219,534	$118,342	$451,160	(6)	$14,296	$1,215,075
	2006	$338,600	(5)	$101,186	$182,012	$263,356	(6)	$13,062	$898,216
Clifford K. Bown Executive Vice President, Chief Financial Officer and Secretary	2008	$275,000		$209,837	$53,124	$109,257		$198,418	$845,636
	2007	$250,000		$130,467	$59,171	$219,146		$156,876	$815,660
	2006	$220,000		$60,004	$91,025	$144,000		$—	$515,029

(1)	Salary represents base salary earned in the fiscal year indicated.

(2)	The amounts reflected represent the U.S. Dollar amounts recognized for financial statement reporting purposes for the fiscal year ended December 31st, in accordance with FAS 123(R) and exclude any estimate of forfeitures related to service-based vesting conditions. Such amounts may include amounts recognized for awards granted during 2008 and prior fiscal years. Please refer to Note 10, “Stock Compensation Plan,” of VASCO’s consolidated financial statements for 2008 included in its Annual Report on Form 10-K for the year ended 12/31/08 for a discussion of assumptions relevant to the calculation of such amounts. All awards were granted under VASCO’s 1997 Stock Compensation Plan. Further information regarding the awards is presented below in the Grants of Plan-Based Awards Table and Outstanding Equity Awards at Fiscal Year-End Table.

(3)	Represents the annual cash bonus paid for VASCO’s EPS performance for the year indicated, as described further in the “Compensation Discussion and Analysis,” above.

(4)	The compensation comprising the named executive officers’ “All Other Compensation” for 2008 consisted of:

•	Mr. Hunt—company matching 401(k) contributions of $4,903, and imputed income from employee benefit insurance premiums made by the company of $10,292.

•	Mr. Valcke—$15,303 (or 10,416 Euros) car allowance, translated at the 2008 average exchange rate of 1.469 USD/Euro.

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Mr. Bown—company matching 401(k) contributions of $8,050, imputed income from employee benefit insurance premiums made by the company of $7,573; relocation allowances totaling $182,795 in connection with his three-year assignment to oversee VASCO’s European headquarters in Zurich, Switzerland (consisting of $102,319 in monthly rent, goods and services allowances, $77,825 tax equalization; and a tax gross up of $2,651 with respect to these allowances).

(5)

Mr. Valcke’s salary is paid and denominated in Euros. His salary was €310,000, €300,000 and €270,000 in 2008, 2007 and 2006, respectively. The amounts in the Salary column reflect the Euros paid to Mr. Valcke converted into U.S. Dollars at the average exchange rate for 2008 (1.469 USD/Euro), 2007 (1.375 USD/Euro) and 2006 (1.256 USD/Euro), respectively.

(6)	Mr. Valcke’s annual cash bonus is paid and denominated in Euros. His annual cash bonus was €164,216, €337,500 and €210,000 for performance for 2008, 2007 and 2006, respectively. The amounts in the Non-Equity Incentive Compensation Plan Compensation column reflect the Euros paid to Mr. Valcke converted into U.S. Dollars at the payment date exchange rate in 2009 (1.286 USD/Euro), 2008 (1.294 USD/Euro) and 2007 (1.4353 USD/Euro), respectively.

Grants of Plan-Based Awards

The following table sets forth all plan-based awards granted to the named executive officers during 2008.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)						Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Stock or Units(4) (#)	Grant Date Fair Value of Stock Awards
		Threshold		Target		Maximum		Threshold (#)	Target (#)	Maximum (#)
T. Kendall Hunt
Chairman and Chief Executive Officer	1/9/08	$122,500		$245,000		$367,500
	1/9/08							6,476	12,951	16,189		$283,627	(5)
	1/9/08										10,610	$232,359	(6)
Jan Valcke
President and Chief Operating Officer	1/9/08	$159,464	(2)	$318,928	(2)	$478,392	(2)
	1/9/08							4,885	9,769	12,211		$213,941	(5)
	1/9/08										8,003	$175,266	(6)
Clifford K. Bown
Executive Vice President, Chief Financial Officer and Secretary	1/9/08	$82,500		$165,000		$247,500
	1/9/08							3,392	6,784	8,480		$148,570	(5)
	1/9/08										5,557	$121,698	(6)

(1)	Represents the threshold, target and maximum award amounts that could have been paid out as a cash bonus award under VASCO’s annual cash incentive award program for performance in 2008 upon achievement of certain EPS target levels for the year. The threshold, target and maximum award amounts are based on percentages of each named executive officer’s actual base salary for 2008. The actual award amounts for the 2008 performance period were paid to the named executive officers in February 2009, and are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above. Additional information regarding the annual cash incentive compensation is provided above in “Compensation Discussion and Analysis.”

(2)	Mr. Valcke’s annual cash bonus threshold, target and maximum award amounts are denominated in Euros. His amounts in the threshold, target and maximum columns reflect the U.S. Dollar values of such amounts, converted at the exchange rate on the date on which the annual cash bonus was paid (1.286 USD/Euro).

(3)	Performance shares are granted under the 1997 Stock Compensation Plan. Represents the threshold, target and maximum award amounts that could be paid out award under VASCO’s annual long term incentive award program for performance upon achievement of certain EPS target levels for the three years ending December 31, 2010. The amounts in this column reflect the number of shares that will be received if the Company achieves 100% of the performance goal. Each executive officer will receive 0% of the shares if less than 80% of the performance goal is achieved, 50% of the shares if 80% of the performance goal is achieved, 100% of the shares if 100% of the performance goal is achieved, and 125% of the shares if 140% of the performance goal is achieved. The shares received for performance at a level between stated performance percentages will be interpolated. The unvested portion of the performance shares is subject to forfeiture upon the grantee’s cessation of service. The performance shares also will vest upon a change of control of VASCO.

(4)	Shares of restricted stock granted under the 1997 Stock Compensation Plan vest in equal annual installments on the first four anniversaries of the date of grant if the holder is still employed by the company on each such date, as further discussed in the “Compensation Discussion and Analysis”, above. The unvested portion of the restricted shares is subject to forfeiture upon the grantee’s cessation of service. The shares of restricted stock also will vest upon a change of control of VASCO.

(5)	The grant date fair value is computed in accordance with FAS 123(R) and reflects the value of the performance shares on the date the award was granted. The value is the product of the total number of shares awarded multiplied by the closing stock price on the date of the award.

(6)	The grant date fair value is computed in accordance with FAS 123(R) and reflects the value of the restricted stock on the date the award was granted. The value is the product of the total number of shares awarded multiplied by the closing stock price on the date of the award. This amount reflects the total cost that will be recognized on a straight line basis, in the financial statements, over the term of the award.

Employment Agreements

Each of our named executive officers is party to an employment agreement with VASCO. Each agreement provides for base salary, incentive compensation and severance compensation.

Mr. Hunt’s employment agreement is dated November 20, 2002. Under the terms of his agreement, in the event he is terminated without cause or he quits for good reason, Mr. Hunt will receive his base salary over a 24-month period. If such a termination occurs within two years following a change in control, he will receive a lump sum payment equal to the present value of his base salary and any applicable incentive compensation at the rate then in effect, for a period of 24 months. If any payment or benefit to be received by Mr. Hunt would be subject to an excise tax under the Internal Revenue Code, VASCO will increase the payments and benefits to Mr. Hunt to reimburse him, on an after-tax basis, for the amount of such excise tax. If Mr. Hunt is terminated for cause or quits without good reason, he will not be entitled to any severance compensation. Mr. Hunt has agreed to abide by several non-compete restrictions following the termination of his employment. The restricted period will be either 12 or 24 months, depending on the nature of the termination. Mr. Hunt’s employment agreement was amended effective December 31, 2008 to incorporate applicable provisions under Section 409A of the Code and the regulations thereunder.

Mr. Valcke’s employment agreement was entered into effective June 29, 2005 and amended effective December 31, 2008. The amendment conformed certain provisions of his employment agreement regarding payments upon termination and changes in control to the corresponding provisions of Messrs. Hunt’s and Bown’s employment agreements. Prior to the amendment, in the event Mr. Valcke was terminated without cause or quit for good reason, whether after a change in control of VASCO or not, Mr. Valcke would have continued to receive his base salary over a 24-month period. However, if such a termination had occurred at any time following a change in control, he could have elected to receive his base salary monthly payments in a lump sum payment equal to the present value of the stream of such payments and his incentive compensation payments in a lump sum payment equal to the present value of such payments. After the amendment, in the event Mr. Valcke is terminated without cause or quits for good reason, he will still continue to receive his base salary over a 24-month period. However, he no longer has the ability to make an election to receive a lump sum payment in the event of such a termination at any time following a change of control. Instead, if such a termination occurs within two years following a change in control, then he will receive a lump sum payment equal to the present value of his base salary and any applicable incentive compensation at the rate then in effect, for a period of 24 months.

Other provisions of Mr. Valcke’s employment agreement were not changed by the amendment. If Mr. Valcke is terminated for cause or quits without good reason, he will not be entitled to any severance compensation. Mr. Valcke has agreed to abide by several non-compete restrictions following the termination of his employment. The restricted period will be either 12 or 24 months, depending on the nature of the termination.

Mr. Bown’s employment agreement is dated January 1, 2003. Under the terms of his agreement, in the event he is terminated without cause or quits for good reason, Mr. Bown will continue to receive his base salary over a 12-month period. If such a termination occurs within two years following a change in control, he will receive a lump sum payment equal to the present value of his base salary and any applicable incentive compensation at the rate then in effect, for a period of 12 months. If any payment or benefit to be received by Mr. Bown would be subject to an excise tax under the Internal Revenue Code, VASCO will increase the payments and benefits to Mr. Bown to reimburse him, on an after-tax basis, for the amount of such excise tax. If Mr. Bown is terminated for cause or quits without good reason, he will not be entitled to any severance compensation. Mr. Bown has agreed to abide by several non-compete restrictions following the termination of his employment. The restricted period will be either 3 or 12 months, depending on the nature of the termination.

On February 26, 2007, VASCO entered into a supplemental employment agreement with Mr. Bown with respect to special terms and conditions applicable to his assignment in Zurich, Switzerland to establish VASCO’s European Headquarters. The agreement provided for a relocation allowance, a monthly goods and services allowance, a monthly housing and utilities allowance, and a car allowance. In addition, it also provided for an allowance to assist with home finding and local orientation, payment for two days of cultural training for Mr. Bown and his spouse, an allowance for work-related costs for Mr. Bown’s spouse and payment of travel costs for Mr. Bown and his spouse to return to the U.S. twice for home leave during each 12 month period. Mr. Bown’s employment agreement was amended effective December 31, 2008 to incorporate applicable provisions under Section 409A of the Code and the regulations thereunder. On January 8, 2009, Mr. Bown’s employment agreement was further amended to extend the term of his assignment to work in Switzerland until March 2010 and to increase his monthly goods and services allowance.

2008 Awards

The terms of the award of annual cash incentive bonuses, restricted stock and performance shares are described above under “Compensation Discussion and Analysis” and in the footnotes to the “Grants of Plan-Based Awards” table and the “Outstanding Equity Awards at Fiscal Year-End” table.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the aggregate number of outstanding equity awards held by the named executive officers as of December 31, 2008.

		Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Shares of Stock that Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Unearned Shares Have That Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested ($)
T. Kendall Hunt
Award Dated:
1/11/1999(1)	30,000	—	3.125	1/11/09	—	—	—	—
1/11/2000(1)	30,000	—	8.875	1/11/10	—	—	—	—
11/30/2001(1)	90,000	—	1.250	11/30/11	—	—	—	—
1/9/2002(1)	120,000	—	2.270	1/9/12	—	—	—	—
1/9/2003(1)	125,000	—	0.720	1/9/13	—	—	—	—
1/8/2004(1)	125,000	—	2.530	1/8/14	—	—	—	—
1/24/2006(4)	—	—	—	—	17,500	180,775	—	—
1/10/2007(4)	—	—	—	—	10,050	103,817	—	—
1/09/2008(4)	—	—	—	—	10,610	109,601	—	—
1/10/2007(5)	—	—	—	—	—	—	20,200	208,666
1/09/2008(8)	—	—	—	—	—	—	12,951	133,784

Jan Valcke
Award Dated:
1/9/2002(2)	50,000	—	2.270	1/9/12	—	—	—	—
1/9/2003(2)	100,000	—	0.720	1/9/13	—	—	—	—
1/8/2004(2)	100,000	—	2.530	1/8/14	—	—	—	—
1/14/2005(2)	97,915	2,085	6.380	1/14/12	—	—	—	—
1/14/2005(6)	—	—	—	—	3,750	38,738	—	—
1/24/2006(6)	—	—	—	—	17,500	180,775	—	—
1/10/2007(6)	—	—	—	—	7,650	79,025	—	—
1/09/2008(6)	—	—	—	—	8,003	82,671	—	—
1/10/2007(5)	—	—	—	—	—	—	15,300	158,049
1/09/2008(8)	—	—	—	—	—	—	9,769	100,914
Clifford K. Bown
Award Dated:
1/9/2003(3)	50,000	—	0.720	1/9/13	—	—	—	—
1/8/2004(3)	50,000	—	2.530	1/8/14	—	—	—	—
1/14/2005(3)	48,957	1,043	6.380	1/14/12	—	—	—	—
1/14/2005(7)	—	—	—	—	2,500	25,825	—	—
1/24/2006(7)	—	—	—	—	10,000	103,300	—	—
1/10/2007(7)	—	—	—	—	4,575	47,260	—	—
1/09/2008(7)	—	—	—	—	5,557	57,404	—	—
1/10/2007(5)	—	—	—	—	—	—	9,100	94,003
1/09/2008(8)	—	—	—	—	—	—	6,784	70,079

(1)	All of Mr. Hunt’s unexercised options are fully vested.

(2)	With respect to Mr. Valcke’s unexercised options: (a) the options granted on January 9, 2002 (for 50,000 shares) and the options granted on January 9, 2003 and January 8, 2004 (each for 100,000 shares) are fully vested; and (b) the option granted on January 14, 2005 (for 100,000 shares) vests monthly with respect to 1/48 of the original underlying shares until fully vested.

(3)	With respect to Mr. Bown’s unexercised options: (a) the options granted on January 9, 2003 and January 9, 2004 (each for 50,000 shares) are fully vested; and (b) the option granted on January 14, 2005 (for 50,000 shares) vests monthly with respect to 1/48 of the original underlying shares until fully vested.

(4)	With respect to Mr. Hunt’s unvested restricted shares: (a) of those granted on January 24, 2006, 8,750 shares vested on January 24, 2009 and 8,750 shares will vest on January 24, 2010; (b) of those granted on January 10, 2007, 3,350 shares vested on January 10, 2009 and 3,350 shares will vest on each of January 10, 2010 and January 10, 2011; and (c) of those granted on January 9, 2008, 2,652 vested on January 9, 2009, 2,652 will vest on January 9, 2010, and 2,653 will vest on each of January 9, 2011, and January 9, 2012.

(5)	Performance shares that will vest upon VASCO’s achievement of a cumulative EPS target for the three-year period ending December 31, 2009. No such performance shares will vest if the cumulative EPS target is not met and no additional shares will be earned if the cumulative EPS target is exceeded.

(6)	With respect to Mr. Valcke’s unvested restricted shares: (a) of those granted on January 14, 2005, 3,750 shares vested on January 14, 2009; (b) of those granted on January 24, 2006, 8,750 shares vested on January 24, 2009 and 8,750 shares will vest on January 24, 2010; (c) of those granted on January 10, 2007, 2,550 shares vested on January 10, 2009 and 2,550 shares will vest on each of January 10, 2010 and January 10, 2011; and (d) of those granted on January 9, 2008, 2,000 vested on January 9, 2009, and 2,001 will vest on each of January 9, 2010, January 9, 2011, and January 9, 2012.

(7)	With respect to Mr. Bown’s unvested restricted shares: (a) of those granted on January 14, 2005, 2,500 shares vested on January 14, 2009; (b) of those granted on January 24, 2006, 5,000 shares vested on January 24, 2009 and 5,000 shares will vest on January 24, 2010; (c) of those granted on January 10, 2007, 1,525 shares vested on January 10, 2009 and 1,525 shares will vest on each of January 10, 2010 and January 10, 2011; and (d) of those granted on January 9, 2008, 1,389 vested on January 9, 2009, and 1,389 will vest on each of January 9, 2010, January 9, 2011, and January 9, 2012.

(8)	Represents target level of performance shares that will vest upon VASCO’s achievement of a cumulative EPS target for the three-year period ending December 31, 2010; however, each executive officer will receive 0% of the shares if less than 80% of the performance goal is achieved, 50% of the shares if 80% of the performance goal is achieved, 100% of the shares if 100% of the performance goal is achieved, and 125% of the shares if 140% of the performance goal is achieved. The shares received for performance at a level between stated performance percentages will be interpolated.

Option Exercises and Stock Vested

The following table sets forth the stock options exercised and stock awards vested in the year ended December 31, 2008 held by the named executive officers. The named executive officers did not exercise any exercisable options in 2008.

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting
T. Kendall Hunt	12,100	$240,244
Jan Valcke	15,050	$304,856
Clifford K. Bown	9,025	$183,362

Potential Payments Upon Termination or Change-in-Control

The following paragraphs and tables describe the potential payments and benefits to which the named executive officers would be entitled from the company pursuant to their employment agreements and the company’s compensation and benefit plans upon termination of employment, if such termination had occurred as of December 31, 2008, or upon a change in control of the Company, if such change in control had occurred as of December 31, 2008.

For purposes of the following table, and its footnotes, all terms used with respect to events of termination or change in control shall have the following meanings unless otherwise indicated:

•

“Cause” under the employment agreements means: (i) any act by the named executive officer that constitutes fraud, dishonesty, bad faith or a felony toward the company; (ii) the conviction of the named executive officer of a felony or crime involving moral turpitude; (iii) the named executive officer entering into any transaction or contractual relationship causing diversion of business opportunity from the company (other than on behalf of the company, or with the prior written consent of the Board of the company); or (iv) the named executive officer’s willful and continued neglect of his material duties after 30 days written notice to the named executive officer by the Board. Mr. Valcke’s employment agreement also defines “Cause” to include a violation of the company’s Code of Conduct and Ethics.

•	“Good Reason” under the employment agreements means:

(i)	the assignment to the named executive officer of any duties inconsistent in any respect with the named executive officer’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities or any other action by the company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the company promptly after receipt of notice thereof given by the named executive officer;

(ii)	any failure by the company to comply with any provision of any employment agreement entered into between the named executive officer and the Company (or any direct or indirect subsidiary thereof) other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the company promptly after receipt of notice thereof given by the named executive officer; or

(iii)	any failure by the company to continue at least its customary base compensation payments to the named executive officer.

Mr. Hunt’s and Mr. Bown’s employment agreements also define “Good Reason” to include:

(iv)	the Company’s (or any direct or indirect subsidiary thereof) requiring the named executive officer to be based at any office or location other than the office occupied by the named executive officer as of the date of the employment agreement or a reasonably comparable office located within a 40-mile radius of such office (Mr. Bown’s supplemental employment agreement dated February 26, 2007 provides for his temporary relocation to Zurich, Switzerland).

Any good faith determination of “Good Reason” made by the named executive officer is conclusive.

•	“Change in Control” under the named executive officers’ employment agreements and under the 1997 Stock Compensation Plan means:

(i)

The acquisition by any person of securities after which such person is the beneficial owner of 20% or more of either (A) the then-outstanding shares of common stock of the Company (the “Outstanding Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not trigger a Change in Control: (A) any acquisition directly from the Company other than in connection with the acquisition by the Company or its affiliates of a business, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (D) any acquisition by a lender to the Company pursuant to a debt restructuring of the Company, (E) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) noted below, and (F) an acquisition by a person who was a beneficial owner of more than 20% of the Outstanding Common Stock at April 1, 1999 such acquisition, together with all other acquisitions of such person, does not constitute more than five percent of the then Outstanding Common Stock or does not result in such person’s beneficial ownership exceeding his or her percentage of the Outstanding Common Stock beneficially owned at April 1, 1999;

(ii)	Individuals who, as of April 1, 1999, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election by our stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors;

(iii)	Consummation of a reorganization, merger or consolidation of the Company or any direct or indirect subsidiary of the Company or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (which shall include for these purposes, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, (B) no person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination and any person beneficially owning, immediately prior to such Business Combination, directly or indirectly, 20% or more of the Outstanding Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination; or

(iv)	Approval by our stockholders of a complete liquidation or dissolution of the Company other than to a corporation which would satisfy the requirements of clauses (A), (B) and (C) of subsection (iii) noted above, assuming for this purpose that such liquidation or dissolution was a Business Combination.

The amounts in the table below do not include payments and benefits to the extent they are provided on a nondiscriminatory basis to full-time salaried employees generally upon termination of employment. Such payments and benefits include accrued salary and vacation pay and distributions of plan balances under the Company’s 401(k) plan.

	Termination by company without cause or by named executive officer for good reason, without a Change in Control	Termination by company without cause or by named executive officer for good reason, within 2 years following a Change in Control	Change in control
T. Kendall Hunt, Chairman and Chief Executive Officer
Base salary(1)	$700,000	$700,000	$—
Annual cash bonus(2)	—	490,000	—
Restricted stock(3)(4)	—	394,193	394,193
Performance shares(3)(5)	—	342,450	342,450
Excise tax gross-up(6)	—	—	—
Total	$700,000	$1,926,643	$736,643
Jan Valcke, President and Chief Operating Officer
Base salary(1)(7)	$873,902	$873,902	$—
Annual cash bonus(2)(7)	—	699,122	—
Stock options(3)(8)	—	8,236	8,236
Restricted stock(3)(9)	—	381,218	381,218
Performance shares(3)(10)	—	258,963	258,963
Total	$873,902	$2,221,441	$648,417
Clifford K. Bown, Executive Vice President, Chief Financial Officer and Secretary
Base salary(1)	$275,000	$275,000	$—
Annual cash bonus(2)	—	165,000	—
Stock options(3)(11)	—	4,120	4,120
Restricted stock(3)(12)	—	233,778	233,778
Performance shares(3)(13)	—	164,082	164,082
Excise tax gross-up(6)	—	—	—
Total	$275,000	$841,980	$401,980

(1)	Pursuant to his employment agreement, the named executive officer will continue to receive regular payments of his base salary at the rate in effect at the time of termination, for his severance period. When termination results from a termination without cause or a termination for good reason by the named executive officer, in each case within 2 years following a Change in Control, the named executive officer instead will receive a lump sum payment equal to the present value of the stream of such monthly payments. The lump sum payment will not be made until more than six months have elapsed after the termination date. Each named executive officer is subject to certain non-competition restrictions for a fixed period based on the nature of his termination. The severance period for Messrs. Hunt and Valcke is 24 months. The severance period for Mr. Bown is 12 months.

(2)	Pursuant to his employment agreement, the named executive officer will receive a lump sum payment equal to the present value of his regular incentive compensation payments for his severance period. The lump sum payment will not be made until more than six months have elapsed after the termination date. For purposes of this table, the incentive compensation payment is based on the annual cash bonus that the named executive officer would have received for performance at the target level for 2008.

(3)	Upon a Change in Control under the 1997 Stock Compensation Plan, all of the named executive officer’s unvested stock options, restricted stock and performance shares will become fully vested. Additional information regarding the terms of restricted stock and performance shares is provided above under “Compensation Discussion and Analysis” and in the footnotes to the Grants of Plan-Based Awards table and the Outstanding Equity Awards at Fiscal Year-End table. Additional information regarding the terms of the stock options is provided above in the footnotes to the Outstanding Equity Awards at Fiscal Year-End table.

(4)	Represents the value of 38,159 shares of restricted stock held by Mr. Hunt on December 31, 2008, based on the closing price of our common stock listed on The NASDAQ Stock Market on December 31, 2008 ($10.33 per share).

(5)	Represents the value of 33,151 performance shares held by Mr. Hunt on December 31, 2008, based on the closing price of our common stock listed on The NASDAQ Stock Market on December 31, 2008 ($10.33 per share), and assumes payout of the performance shares at the 100% level.

(6)	Represents an amount to cover the “gross up” for excise taxes imposed under the Internal Revenue Code on payments and benefits received by the named executive officer, in order to preserve the after-tax value of such payments and benefits to the named executive officer, if applicable.

(7)	Mr. Valcke’s cash compensation, including his base salary and annual cash bonus, is paid and denominated in Euros. These amounts reflect the U.S. Dollar equivalent of his base salary and incentive compensation converted from Euros based on the exchange rate on December 31, 2008 (1.409 USD/Euro).

(8)	Represents the value of unvested options held by Mr. Valcke on December 31, 2008, to purchase 2,085 shares of our common stock at the exercise price of $6.38. The value of the accelerated options is calculated on a per share basis as the excess of the closing price of our common stock listed on The NASDAQ Stock Market on December 31, 2008 ($10.33 per share) over the per share exercise price of such options.

(9)	Represents the value of 36,904 shares of restricted stock held by Mr. Valcke on December 31, 2008, based on the closing price of our common stock listed on The NASDAQ Stock Market on December 31, 2008 ($10.33 per share).

(10)	Represents the value of 25,069 performance shares held by Mr. Valcke on December 31, 2008, based on the closing price of our common stock listed on The NASDAQ Stock Market on December 31, 2008 ($10.33 per share), and assumes payout of the performance shares at the 100% level.

(11)	Represents the value of unvested options held by Mr. Bown on December 31, 2008, to purchase 1,043 shares of our common stock at the exercise price of $6.38. The value of the accelerated options is calculated on a per share basis as the excess of the closing price of our common stock listed on The NASDAQ Stock Market on December 31, 2008 ($10.33 per share) over the per share exercise price of such options.

(12)	Represents the value of 22,631 shares of restricted stock held by Mr. Bown on December 31, 2008, based on the closing price of our common stock listed on The NASDAQ Stock Market on December 31, 2008 ($10.33 per share).

(13)	Represents the value of 15,884 performance shares held by Mr. Bown on December 31, 2008, based on the closing price of our common stock listed on The NASDAQ Stock Market on December 31, 2008 ($10.33 per share), and assumes payout of the performance shares at the 100% level.

Compensation of Directors

We use a combination of cash and equity-based incentive compensation to attract and retain qualified candidates to serve on our Board. In 2007 and in 2008, our Compensation Committee engaged the compensation consultant to conduct a study of compensation paid to directors at companies of comparable size, including the use of equity as a component of compensation. Based upon the information that the compensation consultant submitted to the Compensation Committee, the Compensation Committee, in its subjective judgment, recommended, and the Board approved the following compensation for non-employee directors for 2008:

Director annual retainer:	$40,000
Audit Committee chairman fee:	$12,500
Audit Committee membership fee:	$4,000
Compensation Committee chairman fee:	$10,000
Compensation Committee membership fee:	$3,000
Governance Committee chairman fee:	$7,500
Governance Committee membership fee:	$3,000
Non-cash equity component:	$80,000

We do not pay separate director fees for meeting attendance. For 2008, the chairman fees, committee membership fees and annual retainers were paid on a quarterly basis in cash.

The non-cash equity component was granted on January 9, 2008 to each of the non-employee directors in the form 3,739 deferred restricted stock units based on the closing share price on January 9, 2008, of $21.90 per share. The economic value of $80,000 was converted into the equivalent number of deferred restricted stock units by dividing the economic value by the closing price of VASCO’s common stock on the grant date and applying a discounted economic value that had been calculated by the compensation consultant at the request of the Compensation Committee. The discount factor considers the time value of money and the risk of forfeiture. For the January 2008 awards, as a result of the discount rates applied to the deferred restricted stock units, a deferred restricted stock unit was given an economic value of 98% of the price of a share of common stock on the grant date.

The awards vested and became nonforfeitable on January 9, 2009, on the first anniversary date of the grant. Vesting is accelerated upon death, disability or change in control. Delivery of the vested shares is deferred until the earlier of cessation of the director’s service to VASCO or a change in control.

Director Compensation Table

The table below sets forth the fees earned by each non-employee director in 2008.

Name(1)	Fees Earned or Paid in Cash (2)	Stock Awards (3)(4)	Total
Michael Cullinane	$58,500	$81,022	$139,522
John Walter	$54,500	$81,022	$135,522
John Fox	$57,000	$81,022	$138,022
Jean Holley	$50,000	$81,022	$131,022

(1)

The aggregate number of shares underlying unexercised option awards outstanding on December 31, 2008 for each of the Company’s non-employee directors was: Mr. Cullinane, 108,000; Mr. Walter 60,000; Mr. Fox, 15,000; and Ms. Holley, 0. The aggregate number of unvested stock awards outstanding on

December 31, 2008 for each of the Company’s non-employee directors was: Mr. Cullinane, 3,739 deferred restricted stock units; Mr. Walter 3,739 deferred restricted stock units; Mr. Fox, 3,739 deferred restricted stock units; and Ms. Holley, 3,739 deferred restricted stock units. The deferred restricted stock units are discussed further in “Compensation of Directors,” above, and in footnote 3, below.

(2)	Includes annual retainer and fees for committee memberships and chairmanships.

(3)	The amounts reflected represent the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008, in accordance with FAS 123(R). Such amounts may include amounts recognized for awards granted during 2008 and prior fiscal years. Please refer to Note 10, “Stock Compensation Plan,” of our consolidated financial statements for 2008 included in our Annual Report on Form 10-K, for a discussion of assumptions relevant to the calculation of such amounts.

(4)	On January 9, 2008, all of the Company’s non-employee directors, Messrs. Cullinane, Walter and Fox and Ms. Holley, were each awarded 3,739 deferred restricted stock units, as described above under “Compensation of Directors.” The grant date value of each director’s award calculated in accordance with SFAS 123(R) was $81,844. All awards were granted under VASCO’s 1997 Stock Compensation Plan.

Compensation Committee Interlocks and Insider Participation

The current members of our Compensation Committee are Mr. Cullinane, Mr. Fox, Ms. Holley and Mr. Walter. None of these individuals were at any time during fiscal year 2008 or were formerly an officer or employee of VASCO. In addition, none of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the section of this Proxy Statement entitled “Compensation Discussion and Analysis,” and, based on such review and discussions, recommended to our Board of Directors that the “Compensation Discussion and Analysis” section be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K.

Submitted by the Compensation Committee:

John N. Fox, Jr., Chairman

Michael P. Cullinane

John R. Walter

Jean K. Holley

March 13, 2009

INDEPENDENT AUDITORS

KPMG, our registered public accounting firm, served as independent auditors of our books and records for the year ended December 31, 2008 and has acted as auditors for the Company, and its predecessor, VASCO Corp., since 1994. The Audit Committee has not yet completed its review of the audit plan proposed by its independent registered public accounting firm for the fiscal year ending December 31, 2009 and, therefore, has not selected the Company’s independent registered public accounting firm for the current year. Representatives of KPMG are expected to be present at the Annual Meeting, and such representatives, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for consideration at and for inclusion in our proxy statement relating to the next annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be considered for inclusion in the proxy statement relating to our 2009 annual meeting of stockholders, stockholder proposals must be received by the Company at our principal executive offices not later than December 31, 2009 and must otherwise comply with the requirements of Rule 14a-8 and of the Company’s By-laws. For business to be properly brought before a stockholder meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, such notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 60 days nor more than 90 days prior to the meeting; the written notice must include the information required by Article I, Section 10 of the Company’s By-laws.

PROXY SOLICITATION

Proxies will be solicited by mail. Proxies may also be solicited by directors, officers or regular employees personally or by mail, telephone or telegraph, but such individuals will not be specially compensated for these services. Brokers, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of Common Stock, and the Company will reimburse them for their expenses in doing so. The full cost of the preparation and mailing of the Proxy Statement and accompanying materials and the related proxy solicitations will be borne by the Company.

TRANSACTIONS WITH RELATED PERSONS

As we have not engaged in related person transactions reportable pursuant to Item 404(a) of the Regulation S-K, we have not adopted any formal policies or procedures for the review, approval or ratification of related person transactions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Directors, executive officers and beneficial owners of more than 10% of the outstanding shares of common stock are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such forms or written representations that no reports under Section 16(a) were required, we believe that except as described below in this paragraph, for the year period ended December 31, 2008, all of the company’s directors, executive officers and greater than 10% beneficial owners complied with Section 16(a) filing requirements applicable to them. Mr. Cullinane failed to timely file a Form 4 with respect to the purchase of shares on February 29, 2008. He subsequently filed the Form 4.

OTHER MATTERS

Management does not intend to present, and does not have any reason to believe that others will present, any item of business at the Annual Meeting other than those specifically set forth in the Notice of Annual Meeting. If other matters are properly presented for a vote, however, the persons named in the enclosed proxy and acting thereunder will have discretion to vote on those matters in accordance with their judgment to the same extent as the person who signed the proxy would be entitled to vote.

If you and other residents at your mailing address own Common Stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as householding. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our Annual Report and Proxy Statement to your address. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm, and your account number to Householding Department, 51 Mercedes Way, Edgewood, New York 11717 (telephone number: 1-800-542-1061). The revocation of your consent to householding will be effective 30 days following its receipt. In any event, if you did not receive an individual copy of this proxy statement or our annual report, we will send a copy to you if you address your written request to or call VASCO Data Security International, Inc., 1901 South Meyers Road, Suite 210, Oakbrook Terrace, Illinois 60181, Attention: Secretary (telephone number: (630) 932-8844). If you are receiving multiple copies of our Annual Report and Proxy Statement, you can request householding by contacting our Secretary in the same manner.

By Order of the Board of Directors,

Clifford K. Bown

Secretary

Oakbrook Terrace, Illinois

April 30, 2009

APPENDIX A

VASCO DATA SECURITY INTERNATIONAL, INC.

EXECUTIVE INCENTIVE COMPENSATION PLAN

Effective December 19, 2008

1. PURPOSE

The purpose of this Vasco Data Security International, Inc. Executive Incentive Compensation Plan (“Plan”) is to motivate and reward eligible executives by making a portion of their cash compensation dependent on the attainment of performance goals that are established from time to time by the Compensation Committee of the Board of Directors (the “Compensation Committee”) of VASCO Data Security International, Inc. (the “Company”). The Plan is designed to permit the annual incentives paid hereunder (sometimes referred to in the Plan as an “award” or “incentive”) to certain executive officers of the Company and its subsidiaries to be deductible without limit under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder (the “Code”); provided, however, that the Compensation Committee may determine that awards under the Plan are not required to meet all requirements for deductibility under Section 162(m) of the Code; and provided, further, that the Compensation Committee shall have the discretion to grant awards under the Plan that do not qualify for deduction under Section 162(m). This Plan is subject to stockholder approval.

2. DEFINITIONS

Certain terms used in the Plan have the meanings set forth in Appendix A.

3. PARTICIPANTS

The individuals eligible to receive incentive payments under the Plan (the “Participants”) shall be executive officers of the Company and its subsidiaries determined from time to time by the Compensation Committee.

4. THE COMPENSATION COMMITTEE

(a) The Compensation Committee shall be composed of two or more directors, each of whom is an “outside director,” as defined in Treasury Regulation §1.162-27(e)(3), or any successor definition adopted by the Department of the Treasury. The Compensation Committee shall have the sole discretion and authority to administer and interpret the Plan.

(b) Subject to the express provisions and limitations set forth in the Plan, the Compensation Committee shall be authorized and empowered to do all things necessary or desirable, in its sole discretion, in connection with the administration of the Plan, including, without limitation, the following:

(i) Select the Participants to whom awards may from time to time be granted under the Plan;

(ii) Determine the amount of cash to be covered by each award granted under the Plan;

(iv) Determine the terms and conditions of any award granted under the Plan, including conditions intended to comply with Code Section 409A;

(v) Approve the forms of notice or agreement for use under the Plan;

(vi) Determine whether, to what extent and under what circumstances awards may be paid, canceled, suspended, forfeited or recouped;

(vii) Determine whether, to what extent and under what circumstances cash payable with respect to an award shall be deferred either automatically or at the election of the Participant, including providing for the payment of interest or other rate of return determined with reference to a predetermined actual investment or independently set interest rate, or with respect to other bases permitted under Code Section 162(m), Code Section 409A or otherwise;

(viii) Interpret and administer the Plan and any instrument evidencing an award, notice or agreement executed or entered into under the Plan;

(ix) Establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan;

(x) Delegate ministerial duties to such of the Company’s employees as it so determines;

(xi) Make such adjustments or modifications to awards for Participants who are working outside the United States as are advisable to fulfill the purposes of the Plan or to comply with applicable local law and to establish sub-plans for Participants outside the United States with such provisions as are consistent with the Plan as may be appropriate in other jurisdictions;

(xii) Determine whether a Participant has a Disability or a Retirement;

(xiii) Determine whether and under what circumstances a Participant has incurred a Termination of Service, including determinations of whether a termination is for “Cause;”

(xiv) Without the consent of a Participant, make adjustments in the terms and conditions of, and the criteria in, awards in recognition of unusual or nonrecurring events affecting the Company or a Related Company, or any of their respective financial statements, or in response to applicable laws, regulations or accounting principles; provided, however, that in no event (A) will such adjustment increase the value of an award for a Participant for whom the Compensation Committee desires to have the Performance-Based Exception apply, or (B) will such adjustment cause an award that is not intended to be deferred compensation subject to Code Section 409A to be subject thereto (or if such award is already subject to Code Section 409A, give rise to liability under Code Section 409A); and

(xiv) Correct any defect or supply any omission or reconcile any inconsistency, and construe and interpret the Plan, the rules and regulations and awards, and make any other determination and take any other action that the Compensation Committee deems necessary or desirable for administration of the Plan.

(c) All decisions, determinations and interpretations by the Compensation Committee regarding the Plan shall be final and binding on all Participants. The Compensation Committee shall consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any director, officer or employee of the Company and such attorneys, consultants and accountants as it may select. A Participant or other person claiming any benefits under the Plan may contest a decision or action by the Compensation Committee with respect to such person or an actual or potential incentive under the Plan only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Compensation Committee’s decision or action was arbitrary or capricious or was unlawful.

5. COMPLIANCE WITH CODE SECTION 162(m)

Awards made under the Plan that the Compensation Committee intends to qualify under Code Section 162(m) shall be subject to the following:

(a) Annual Individual Limit. In each Year during any part of which the Plan is in effect, no Participant may be granted a cash Award, the maximum payout for which would exceed $3,000,000 during any Year. No Participant may be granted a cash award for a Performance Period of more than one Year, the maximum payout for which would exceed $5,000,000. For purposes of this Section 5(a), an individual’s Annual Limit is used if it may be potentially earned or paid under an award during the applicable Year, regardless of whether it is in fact earned or paid.

(b) Performance Measures. Subject to Section 5(d), unless and until the Compensation Committee proposes for stockholder vote and stockholders approve a change in the general Performance Measures set forth in this Section 5(b), the objective performance criteria will be based upon one or more of the following (each a “Performance Measure”):

(i) Earnings before any or all of interest, tax, depreciation or amortization (actual or adjusted and either in the aggregate or on a per-share of Common Stock basis);

(ii) Earnings (either in the aggregate or on a per-share of Common Stock basis);

(iii) Net income or loss (either in the aggregate or on a per-share of Common Stock basis);

(iv) Operating profit;

(v) Cash flow (either in the aggregate or on a per-share of Common Stock basis);

(vi) Free cash flow (either in the aggregate on a per-share of Common Stock basis);

(vii) Costs;

(viii) Gross revenues;

(ix) Reductions in expense levels;

(x) Operating and maintenance cost management and employee productivity;

(xi) Stock price or total shareholder return (including growth measures and total stockholder return or attainment by the shares of Common Stock of a specified value for a specified period of time);

(xii) Net economic value;

(xiii) Economic value added;

(xiv) Aggregate product unit and pricing targets;

(xv) Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

(xvi) Achievement of return on net assets, return on assets, return on investment capital, or return on equity;

(xvii) Achievement of objectives relating to diversity, employee turnover, or employee retention rates;

(xviii) Results of customer satisfaction surveys; and/or

(xix) Debt ratings, debt leverage and debt service;

provided that applicable Performance Measures may be applied on a pre- or post-tax basis; and provided further that the Compensation Committee may, on the Grant Date of an award intended to comply with the Performance-Based Exception, and in the case of other awards, at any time, provide that the formula for such award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. For awards intended to comply with the Performance-Based Exception, the Compensation Committee will set the Performance Measures within the time period prescribed by Code Section 162(m). The levels of performance required with respect to Performance Measures may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. The Compensation Committee may not, unless the Compensation Committee determines to amend the award so that it no longer qualifies for the Performance-Based Exception, delegate any responsibility with respect to awards intended to qualify for the Performance-Based Exception. All determinations by the Compensation Committee as to the achievement of the Performance Measure(s) will be in writing prior to payment of the award.

(c) Mandatory Minimum Vesting Period. For awards intended to comply with the Performance-Based Exception, the vesting period may be no less than one year (the “Mandatory Minimum Vesting Period”) and, notwithstanding any provision of the Plan to the contrary, during the Mandatory Minimum Vesting Period the Compensation Committee may not waive the restrictions for all or any part of such award, unless the Compensation Committee determines to amend the award so that it no longer qualifies for the Performance-Based Exception.

(d) Changes to Performance Measures. In the event that changes are made to Code Section 162(m) to permit flexibility with respect to awards available under the Plan, the Compensation Committee may, subject to this Section 5, make any adjustments to such awards as it deems appropriate. In the event that applicable laws, rules or regulations change to permit the Compensation Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, and still qualify for the Performance-Based Exception, the Compensation Committee has sole discretion to make such changes without obtaining stockholder approval.

6. AMOUNT OF INCENTIVE; PERFORMANCE GOALS

(a) Flexibility in Setting Performance Goals. The Compensation Committee will set performance goals in its discretion which, depending on the extent to which they are achieved, will determine the value of the award, if any, that will be paid to the Participant. Performance goals may differ for awards to different individuals. The Compensation Committee will specify the weighting (which may be the same or different for multiple objectives) to be given to each performance objective for purposes of determining the final amount payable with respect to any award. Any one or more of the performance goals may apply to the Participant, a department, unit, division or function within the Company or any Related Company; and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices).

The performance goals may be set by the Compensation Committee at threshold, target and/or maximum performance levels with the value of the award payable tied to the degree of attainment of the various performance levels during the Performance Period. No payment will be made with respect to any award if the threshold performance level is not satisfied. If performance goals are attained between the threshold and target performance levels, or between the target and maximum performance levels, the value of the award will be determined by linear interpolation, unless otherwise provided in an award.

(b) Adjustments. The Compensation Committee will have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that awards designed to qualify for the Performance-Based Exception may not (unless the Compensation Committee determines to amend the award so that it no longer qualifies for the Performance-Based Exception) be increased (the Compensation Committee will retain the discretion to reduce such awards). In determining the amount of any reduced award, the Compensation Committee reserves the right to apply subjective, discretionary criteria to determine a revised incentive amount. If a Participant is promoted, demoted or transferred to a different business unit, then, to the extent the Compensation Committee determines that an award is no longer appropriate, the Compensation Committee may adjust, change, eliminate or cancel an award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial award, the performance goals or the Performance Period.

7. PAYMENT OF INCENTIVE

(a) Payments After End of Performance Period. After the applicable Performance Period has ended, the Participant will be entitled to payment, if any, based on the level of achievement of the performance goals set by the Compensation Committee for such award. Incentive payments are made in cash. Subject to Section 7(b), the payment of an incentive for a given performance period requires that the Participant be on the Company’s or a Related Company’s payroll as of the last day of the Performance Period. The Compensation Committee may make exceptions to this requirement in the case of Retirement, death, Disability or an involuntary Termination of Service not for Cause, as determined by the Compensation Committee in its sole discretion. Unless otherwise provided in the documents governing an award, the payment date for all awards will be as soon as administratively practicable following the lapse of all restrictions with respect to such award, but in no event will the payment date be later than March 15 of the Year after the Year in which the restrictions applicable to such award have lapsed.

(b) Payments in Connection with a Change in Control. All awards earned and outstanding as of the date a Change in Control is determined to have occurred shall be payable in full at the level achieved in accordance with the payout schedule in the documentation for the award. Any award or remaining portion of an award (including any applicable Performance Period) for which the payout level has not been determined shall be prorated (based on the ratio of (i) the number of days that have elapsed in the Performance Period to (ii) the total number of days in the Performance Period) at the target payout level up to and including the date of such Change in Control and shall be paid no later than March 15 of the Year after the Year in which the Change in Control occurred.

8. CANCELLATION, RESCISSION, RECOUPMENT AND FORFEITURE OF AWARDS

(a) Cancellation and Rescission of Awards. Unless the documentation for an award specifies otherwise, the Compensation Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unpaid award at any time if the Participant is not in compliance with all applicable provisions of the award and the Plan, is in violation of any employment agreement, is in violation of the Company’s Code of Ethics and Conduct (or any successor thereto), or is in violation of any restrictive covenant or other agreement with the Company or a Related Company.

(b) Recoupment of Awards. If the Compensation Committee determines that a Participant’s Wrongful Act was a significant contributing factor to the Company or a Related Company having to restate all or a portion of its financial statements, the Compensation Committee:

(i) May require reimbursement by such individual of any cash paid in respect of any award during the period beginning on the date the financial statements requiring restatement were originally released to the public or submitted to the Securities and Exchange Commission (whichever is earlier) and ending on the date the restated financial statements are filed with the Securities and Exchange Commission (the “Recoupment Period”); and

(ii) May cause the cancellation of any outstanding award.

(c) Additional Award Forfeiture Provisions. Unless otherwise determined by the Compensation Committee, if a Forfeiture Event occurs with respect to a Participant, each award made to such Participant will be subject to all of the following:

(i) Any award not that has not been paid out will be immediately forfeited and canceled upon the occurrence of the Forfeiture Event; and

(ii) The Participant will be obligated to repay to the Company in cash, within five business days after demand therefor is made by the Company, the total amount of all awards paid by the Company to the Participant (A) during the six months prior to the occurrence of the Forfeiture Event, if the Forfeiture Event occurred while the Participant was employed by the Company or a Related Company, or (B) during the period beginning six months prior to the Participant’s Termination of Service date through and including the date of the Forfeiture Event, if the Forfeiture Event occurred after the Participant ceased to be so employed.

Although the conditions set forth in this Section 8(c) are deemed to be incorporated into an award, a Participant is not thereby prohibited from engaging in any activity, including competing with the Company or a Related Company. Rather, the non-occurrence of the Forfeiture Events is a condition to the Participant’s right to realize and retain value from his or her compensatory awards, and the consequences under the Plan if the Participant engages in an activity giving rise to any such Forfeiture Event, which Forfeiture Events are hereby acknowledged to be harmful to the Company, are the forfeitures described in this Section 8(c). The Company and the Participant shall not be precluded by this Section 8(c) or otherwise from entering into other agreements concerning the subject mater of this Section 8(c). The Compensation Committee may, in its discretion, waive in whole or in part the Company’s right to forfeiture and repayment under this Section 8(c), but no such waiver shall be effective unless evidenced by a writing signed by a duly authorized officer of the Company.

9. CODE SECTION 409A

Notwithstanding anything in this Plan to the contrary, (a) any adjustments, amendments or modifications to awards that are considered “deferred compensation” within the meaning of Code Section 409A shall be made in compliance with the requirements of Section 409A of the Code and (b) any adjustments, amendments or modifications to awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment or amendment the awards either (i) continue not to be subject to Section 409A of the Code or (ii) comply with the requirements of Section 409A of the Code.

Any award granted pursuant to the Plan is intended to comply with the requirements of Section 409A of the Code, including any applicable regulations and guidance issued thereunder, and including transition guidance, to the extent Section 409A of the Code is applicable thereto, and the terms of the Plan and any award granted under the Plan shall be interpreted, operated and administered in a manner consistent with this intention to the extent the Compensation Committee deems necessary or advisable to comply with Section 409A of the Code and any official guidance issued thereunder. Notwithstanding anything in the Plan to the contrary, any payment or distribution that is to be made under the Plan (or pursuant to an award under the Plan) to a Participant who is a “specified employee” of the Company within the meaning of that term under Section 409A of the Code and as determined by the Committee, on account of a “separation from service” within the meaning of that term under Section 409A of the Code, may not be made before the date which is six months after the date of such “separation from service,” unless the payment or distribution is exempt from the application of Section 409A of the Code by reason of the short-term deferral exemption or otherwise. Notwithstanding any other provision in the Plan, the Compensation Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any award granted under the Plan so that the award qualifies for exemption from or complies with Section 409A of the Code; provided, however, that the Compensation Committee makes no representations that awards granted under the Plan shall be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to awards granted under the Plan.

10. PARTICIPANTS IN OTHER COUNTRIES OR JURISDICTIONS

Without amending the Plan, the Compensation Committee may grant awards to individuals who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Compensation Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

11. AMENDMENT AND TERMINATION

The Company reserves the right to amend or terminate this Plan at any time with respect to future services of Participants. Plan amendments may be adopted by the Board of Directors or the Compensation Committee, and will require stockholder approval only to the extent required to satisfy the conditions for exemption under Section 162(m) of the Code or otherwise.

12. TAX WITHHOLDING

The Company shall have the right to make all payments or distributions pursuant to the Plan net of any applicable federal, state, local and foreign taxes required to be paid or withheld. The Company shall have the right to withhold from wages or other amounts otherwise payable to a Participant such withholding taxes as may be required by law, or to otherwise require the Participant to pay such withholding taxes. If the Participant shall fail to make such tax payments as are required, the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such participant or to take such other action as may be necessary to satisfy such withholding obligations.

13. SEVERABILITY

If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit provided for under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit provided for under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

14. NON-ASSIGNABILITY

Unless the Compensation Committee expressly states otherwise, no Participant in the Plan may sell, assign, convey, gift, pledge or otherwise hypothecate or alienate any incentive opportunity or amounts determined by the Compensation Committee to be payable under the Plan, until such amounts (if any) are actually paid.

15. NON-EXCLUSIVITY OF PLAN

Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors or the Compensation Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, cash or equity-based compensation arrangements, either tied to performance or otherwise, and any such other arrangements as may be either generally applicable or applicable only in specific cases.

16. NO INDIVIDUAL RIGHTS

No individual or Participant shall have any claim to be granted any award under the Plan, and the Company has no obligation for uniformity of treatment of Participants or under the Plan.

Neither the Plan, selection of a person as a Participant eligible to be paid incentives under the Plan nor the payment of any incentive to any Participant under the Plan nor any action by the Company or the Compensation Committee shall be held or construed to confer upon any person any right to continue in the employ of the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment at any time, with or without Cause.

17. GOVERNING LAW AND VENUE

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Illinois without giving effect to principles of conflicts of laws. Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and U.S. federal courts located in Cook County or DuPage County in the State of Illinois.

APPENDIX A

DEFINITIONS

As used in the Plan:

“Cause,” unless otherwise defined in the documents evidencing an award or unless otherwise defined for purposes of an award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, in each case whose determination shall be conclusive and binding.

“Change in Control,” unless the Compensation Committee determines otherwise with respect to an award at the time the award is granted or unless otherwise defined for purposes of an award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means the occurrence of any of the following events:

(i) An acquisition by any individual, entity or group, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 40% of either (1) the then outstanding shares of Common Stock of the Company (the “Outstanding Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); excluding, however, the following: (A) any acquisition directly from the Company, other than an acquisition by virtue of the exercise, exchange or conversion of any Convertible Securities unless such securities were themselves acquired directly from the Company, (B) any acquisition by the Company; (C) any acquisition by T. Kendall Hunt or any of his affiliates, or (D) any acquisition by any Person pursuant to a transaction which complies with clauses (1) and (2) of the exception contained in the definition of “Company Transaction;” or

(ii) Within any period of 12 consecutive months, a change in the composition of the Board such that the individuals who, immediately prior to such period, constituted the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes hereof, that any individual who becomes a member of the Board during such period, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(iii) A Company Transaction; or

(iv) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company (other than to an entity pursuant to a transaction which would comply with clauses (1) and (2) of the exception contained in the definition of “Company Transaction”), assuming for this purpose that such transaction would be a Company Transaction.

For purposes of the definition of “Change of Control” and “Company Transaction”, a series of transactions undertaken with a common purpose shall be treated as a single transaction that begins at the consummation of the first transaction in the series and ends at the consummation of the last transaction in the series.

“Common Stock” means the common stock of the Company.

“Company Transaction” means the consummation of:

(i) a reorganization, merger or consolidation of the Company; or

(ii) the sale or other disposition of all or substantially all of the assets of the Company and its direct and indirect subsidiaries taken as a whole to a Person or Persons who are not “related persons” as defined in Treasury Regulation § 1.409A-3(i)(5)(vii)(B);

except in each case a transaction pursuant to which:

(1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such transaction will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets, either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such transaction, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be; and

(2) individuals who were members of the Board immediately prior to the approval by the stockholders of the Company of such transaction will constitute at least a majority of the members of the board of directors of the entity resulting from such transaction.

“Disability,” unless otherwise defined by the Compensation Committee for purposes of the Plan or in the documents evidencing an award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

“Forfeiture Event” means the occurrence of any of the following at any time during a Participant’s employment by the Company or a Related Company or during the one-year period following termination of such employment:

(a) The Participant, acting alone or with others, with others, directly or indirectly:

(i) Engages, either as employee, employer, consultant, advisor, or director, or as an owner, investor, partner, or stockholder (unless the Participant’s interest is insubstantial), in any business in an area or region in which the Company or a Related Company conducts business at the date the event occurs, which is directly in competition with a business then conducted by the Company or a Related Company, except for such engagement that is after a Change of Control and after the Participant’s Termination of Service. A Participant’s interest as a stockholder is “insubstantial” if it represents beneficial ownership of less than five percent of the outstanding class of stock, and a Participant’s interest as an owner, investor, or partner is “insubstantial” if it represents ownership, as determined by the Committee it its discretion, of less than five percent of the outstanding equity of the entity;

(ii) Induces any customer or supplier of the Company or a Related Company with whom the Participant has had contacts or relationships, directly or indirectly, during and within the scope of the Participant’s employment, to curtail, cancel, not renew, or not continue such customer’s or supplier’s business, with the Company or a Related Company; or

(iii) Induces, or attempts to influence, any employee of or service provider to the Company or a Related Company to terminate such employment or service.

The Committee shall, in its discretion, determine which lines of business the Company conducts on any particular date and which third parties may reasonably be deemed to be in competition with the Company;

(b) The Participant discloses, uses, sells, or otherwise transfers, except in the course of employment with or other service to the Company or a Related Company, any proprietary information of the Company or a Related Company so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain, or the Participant makes statements or representations, or otherwise communicates, directly or indirectly, in writing, orally, or otherwise, or takes any other action which may, directly or indirectly, disparage or be damaging to the Company or a Related Company or their respective officers, directors, employees, advisors, businesses or reputations, except, in each case, as required by law or pursuant to legal process; or

(c) The Participant fails to cooperate with the Company or a Related Company by making himself or herself available to testify on behalf of the Company or a Related Company in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, or otherwise fails to assist the Company or any Related Company in any such action, suit, or proceeding by providing information and meeting and consulting with members of management of, other representatives of, or counsel to, the Company or such Related Company, as reasonably requested.

“Grant Date” means the later of (a) the date on which the Compensation Committee completes the corporate action authorizing the grant of an award or such later date specified by the Compensation Committee and (b) the date on which all conditions precedent to an award have been satisfied, provided that conditions to the vesting of awards shall not defer the Grant Date.

“including”, “include”, “includes” and words of similar import shall be construed broadly as if followed by the phrase “without limitation”.

“Parent Company” means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries.

“Performance-Based Exception” means the performance-based exception from the tax deductibility limits of Code Section 162(m) contained in Code Section 162(m)(4)(C) (including, to the extent applicable, the special provision for options thereunder).

“Performance Period” means that period established by the Compensation Committee during which any performance goals specified by the Compensation Committee with respect to such award are to be measured.

“Related Company” means any entity that is directly or indirectly controlled by, in control of or under common control with the Company.

“Retirement,” unless otherwise defined in the document evidencing an award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means “Retirement” as defined for purposes of the Plan by the Compensation Committee or the Company’s chief human resources officer or other person performing that function or, if not so defined, means Termination of Service on or after the date the Participant reaches “normal retirement age” as defined in Section 411(a)(8) of the Code.

“Successor Company” means the surviving company, the successor company or Parent Company, as applicable, in connection with a Company Transaction.

“Termination of Service” means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement. Any question as to whether and when there has been a Termination of Service for the purposes of an award and the cause of such Termination of Service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Compensation Committee, in each case whose determination shall be conclusive and binding. Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an award. Unless the Compensation Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company. A Participant’s change in status from an employee of the Company or a Related Company to a consultant, advisor or independent contractor of the Company or a Related Company or a change in status from a consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, shall not be considered a Termination of Service.

“Wrongful Act,” (i) if defined in a then-current written employment agreement between a Participant and the Company (or a Related Company), has the meaning assigned to such term in such employment agreement, (ii) if not so defined, and unless otherwise defined in an applicable Award, means any act that constitutes, in the judgment of the Compensation Committee, fraud, dishonesty, bad faith or a felony towards the Company or any Related Company, any violation of the Company’s Code of Ethics and Conduct (or any successor thereto), conviction of a crime involving moral turpitude, entering into any contract or business relationship causing diversion of business opportunity from the Company or any Related Company (except with the prior written consent of the Company’s Board of Directors), or willful and material neglect of the individual’s duties to the Company or any Related Company 30 days after having received written notice thereof.

“Year” means a calendar year.

APPENDIX B

VASCO DATA SECURITY INTERNATIONAL, INC.

2009 EQUITY INCENTIVE PLAN

SECTION 1.

PURPOSE; EFFECTIVE DATE

The purpose of the VASCO Data Security International, Inc. 2009 Equity Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and with other incentives, to align their interests and efforts to the long-term interests of the Company’s stockholders, and to reward them for achieving established performance goals.

The Plan was adopted by the Board on December 19, 2008 (the “Effective Date”), subject to approval by the Company’s stockholders. If the stockholders of the Company do not approve the Plan within 12 months after the Board’s adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options.

SECTION 2.

DEFINITIONS

Certain terms used in the Plan have the meanings set forth in Appendix A.

SECTION 3.

ADMINISTRATION

3.1    Administration of the Plan

The Plan shall be administered by the Compensation Committee, which shall be composed of two or more directors, each of whom is (i) a “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission, and (ii) an “outside director,” as defined in Treasury Regulation §1.162-27(e)(3), or any successor definition adopted by the Department of the Treasury.

3.2    Delegation

Notwithstanding the foregoing, to the extent consistent with applicable law, the Compensation Committee may authorize one or more officers of the Company to grant Options, Performance Units or Stock Appreciation Rights to designated classes of Eligible Persons, within limits specifically prescribed by the Compensation Committee; provided, however, that no such officer shall have or obtain any authority:

(i) To grant Awards to himself or herself or to any person subject to Section 16 of the Exchange Act;

(ii) To grant any Stock Award, Restricted Stock, Performance Share, Stock Unit or any Substitute Award;

(iii) To amend or replace any previously granted Award; or

(iv) With respect to any Award intended to qualify for the Performance-Based Exception under Code Section 162(m).

All references in the Plan to the “Committee” shall be, as applicable, to the Compensation Committee or any officer to whom the Compensation Committee has delegated authority to administer the Plan.

3.3    Administration and Interpretation by Compensation Committee

(a) Except as otherwise expressly set forth in the Plan, the Compensation Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Compensation Committee, to:

(i) Select the Eligible Persons to whom Awards may from time to time be granted under the Plan;

(ii) Determine the type or types of Award to be granted to each Participant under the Plan;

(iii) Determine the number of shares of Common Stock, or the amount of cash or other property to be covered by each Award granted under the Plan;

(iv) Determine the terms and conditions of any Award granted under the Plan, including conditions intended to comply with Code Section 409A;

(v) Approve the forms of notice or agreement for use under the Plan;

(vi) Determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended;

(vii) Determine whether, to what extent and under what circumstances cash, shares of Common Stock, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant, including providing for the payment of interest or other rate of return determined with reference to a predetermined actual investment or independently set interest rate, or with respect to other bases permitted under Code Section 162(m), Code Section 409A or otherwise, for the period between the date of exercise and the date of payment or settlement of the Award;

(viii) Interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan;

(ix) Establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan;

(x) Delegate ministerial duties to such of the Company’s employees as it so determines;

(xi) Make such adjustments or modifications to Awards for Eligible Persons and Participants who are working outside the United States as are advisable to fulfill the purposes of the Plan or to comply with applicable local law and to establish sub-plans for Eligible Persons and Participants outside the United States with such provisions as are consistent with the Plan as may be appropriate in other jurisdictions;

(xii) Determine whether a Participant has a Disability or a Retirement;

(xiii) Determine whether and under what circumstances an Eligible Person or a Participant has incurred a Termination of Service, including determinations of whether a termination is for “Cause;”

(xiv) Without the consent of an Eligible Person or a Participant, make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 16 affecting the Company or a Related Company, or any of their respective financial statements, or in response to applicable laws, regulations or accounting principles; provided, however, that in no event (A) will such adjustment increase the value of an Award for an individual expected to be a Covered Employee for whom the Compensation Committee desires to have the Performance-Based Exception apply, or (B) will such adjustment cause an Award that is not intended to be deferred compensation subject to Code Section 409A to be subject thereto (or if such Award is already subject to Code Section 409A, give rise to liability under Code Section 409A); and

(xiv) Correct any defect or supply any omission or reconcile any inconsistency, and construe and interpret the Plan, the rules and regulations and Awards, and make any other determination and take any other action that the Compensation Committee deems necessary or desirable for administration of the Plan.

(b) The Compensation Committee shall have the right, without stockholder approval, to cancel or amend outstanding Options or SARs; provided, however, that, subject to the adjustments permitted by Section 16, the Compensation Committee, without the approval of stockholders, will not amend or replace previously granted Options or SARs in a transaction that constitutes “repricing,” which, for this purpose, means any of the following or any action that has a similar effect:

(i) Lowering the exercise price of an Option or SAR after it is granted;

(ii) Any other action that is treated as a repricing under generally accepted accounting principles in the U.S.; or

(iii) Canceling an Option or SAR at a time when its exercise price exceeds the Fair Market Value of the underlying Common Stock in exchange for one or more other Options or SARs, Restricted Stock, other equity, cash or other property.

(c) The effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s working less than full-time shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Compensation Committee, in each case whose determination shall be final.

(d) Decisions of the Committee shall be made in the sole discretion of the Committee and shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person, except to the extent the Committee subsequently may modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may take any determination will be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, will not be construed as limiting any power or authority of the Committee. A majority of the members of the Committee shall determine its actions.

3.4    Awards Subject to Performance Goals

(a) Flexibility in Setting Performance Goals. The Compensation Committee will set performance goals in its discretion which, depending on the extent to which they are achieved, will determine the value of an Award, if any, that will be paid to the Participant. Performance goals may differ for awards to different Participants. The Compensation Committee will specify the weighting (which may be the same or different for multiple objectives) to be given to each performance objective for purposes of determining the final amount payable with respect to any Award. The Compensation Committee may, on the Grant Date of an Award intended to comply with the Performance-Based Exception, and in the case of other Awards, at any time, provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. Any one or more of the performance goals may apply to a Participant, a department, unit, division or function within the Company or any Related Company; and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices).

The performance goals may be set by the Compensation Committee at threshold, target and/or maximum performance levels with the value of the Award payable tied to the degree of attainment of the various performance levels during the Performance Period. No payment will be made with respect to any Award if the threshold performance level is not satisfied. If performance goals are attained between the threshold and target performance levels, or between the target and maximum performance levels, the value of the Award will be determined by linear interpolation, unless otherwise provided in an Award.

(b) Adjustments. The Compensation Committee will have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that awards designed to qualify for the Performance-Based Exception may not (unless the Compensation Committee determines to amend the award so that it no longer qualifies for the Performance-Based Exception) be increased (the Compensation Committee will retain the discretion to reduce such awards). In determining the amount of any reduced award, the Compensation Committee reserves the right to apply subjective, discretionary criteria to determine a revised incentive amount. If a Participant is promoted, demoted or transferred to a different business unit, then, to the extent the Compensation Committee determines that an award is no longer appropriate, the Compensation Committee may adjust, change, eliminate or cancel an award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial award, the performance goals or the Performance Period.

3.5    Compliance With Code Section 162(m).

(a) Code Section 162(m) Compliance. To the extent the Compensation Committee determines that compliance with the Performance-Based Exception is desirable with respect to an Award, Sections 3.5 and 3.6 will apply.

(b) Annual Individual Limit.

(i) In each Year during any part of which the Plan is in effect, no Eligible Person or Participant may be granted Awards intended to meet the Performance-Based Exception for Options, SARs, Stock Awards, Restricted Stock, Performance Shares, Stock Units, Performance Units or Deferred Stock with respect to a number of shares of Common Stock exceeding his or her Annual Limit (such Annual Limit to apply separately to each type of Award). “Annual Limit” means, with respect to each Eligible Person or Participant for a calendar year, 1,500,000 shares of Common Stock plus the amount of the Participant’s unused Annual Limit relating to the same type of Award as of the close of the previous calendar year. If an Award denominated in Common Stock is cancelled, the Common Stock subject to the cancelled Award continues to count against the maximum number of shares of Common Stock that may be granted to a Participant in any calendar year. All Common Stock specified in this Section 3.5(b)(i) will be adjusted to the extent necessary to reflect adjustments to Common Stock in accordance with Section 16. No Participant may be granted a cash Award, the maximum payout for which would exceed $3,000,000 during any calendar year. No Participant may be granted a cash Award for a Performance Period of more than one calendar year, the maximum payout for which would exceed $5,000,000.

(ii) In the case of an Award that is not valued in a way in which the limit set forth in the preceding Section 3.5(b)(i) would operate as an effective limitation satisfying Treasury Regulation § 1.162-27(e)(4), an Eligible Person or Participant may not be granted Awards authorizing payment during any calendar year of an amount that exceeds such individual’s “Modified Annual Limit,” which means $1,000,000 plus the amount of such Eligible Person’s unused Modified Annual Limit as of the close of the previous calendar year (this limit is separate and not affected by the number of Awards granted during such calendar year that are subject to the preceding Section 3.5(b)(i)).

For purposes of this Section 3.5, an individual’s Annual Limit and/or Modified Annual Limit is used if it may be potentially earned or paid under an Award, regardless of whether it is in fact earned or paid.

3.6    Performance-Based Exception Under Code Section 162(m)

(b) Performance Measures. Subject to Section 3.6(d), unless and until the Compensation Committee proposes for stockholder vote and stockholders approve a change in the general Performance Measures set forth in this Section 3.6(a), for Awards (other than Options and SARs) designed to qualify for the Performance-Based Exception, the objective performance criteria will be based upon one or more of the following (each a “Performance Measure”):

(i) Earnings before any or all of interest, tax, depreciation or amortization (actual or adjusted and either in the aggregate or on a per-share of Common Stock basis);

(ii) Earnings (either in the aggregate or on a per-share of Common Stock basis);

(iii) Net income or loss (either in the aggregate or on a per-share of Common Stock basis);

(iv) Operating profit;

(v) Cash flow (either in the aggregate or on a per-share of Common Stock basis);

(vi) Free cash flow (either in the aggregate on a per-share of Common Stock basis);

(vii) Costs;

(viii) Gross revenues;

(ix) Reductions in expense levels;

(x) Operating and maintenance cost management and employee productivity;

(xi) Stock price or total shareholder return (including growth measures and total stockholder return or attainment by the shares of Common Stock of a specified value for a specified period of time);

(xii) Net economic value;

(xiii) Economic value added;

(xiv) Aggregate product unit and pricing targets;

(xv) Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures;

(xvi) Achievement of return on net assets, return on assets, return on investment capital, or return on equity;

(xvii) Achievement of objectives relating to diversity, employee turnover, or employee retention rates;

(xviii) Results of customer satisfaction surveys; and/or

(xix) Debt ratings, debt leverage and debt service;

provided that applicable Performance Measures may be applied on a pre- or post-tax basis; and provided further that the Compensation Committee may, on the Grant Date of an Award intended to comply with the Performance-Based Exception, provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss. For Awards intended to comply with the Performance-Based Exception, the Compensation Committee will set the Performance Measures within the time period prescribed by Code Section 162(m). The levels of performance required with respect to Performance Measures may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result. If an Award is intended to comply with the Performance-Based Exception, the Compensation Committee will certify the level of achievement of the performance goals in writing before the Award is paid.

(c) Mandatory Minimum Vesting Period. For Awards intended to comply with the Performance-Based Exception the vesting period may be no less than one year (the “Mandatory Minimum Vesting Period”) and, notwithstanding any provision of the Plan to the contrary, during the Mandatory Minimum Vesting Period the Compensation Committee may not waive the restrictions for all or any part of any such Award, unless the Compensation Committee determines to amend the Award so that it no longer qualifies for the Performance-Based Exception.

(d) Changes to Performance Measures. In the event that changes are made to Code Section 162(m) to permit flexibility with respect to Awards available under the Plan, the Compensation Committee may, subject to

Section 3.5 and Section 3.6, make any adjustments to such Awards as it deems appropriate. In the event that applicable laws, rules or regulations change to permit the Compensation Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, and still qualify for the Performance-Based Exception, the Compensation Committee has sole discretion to make such changes without obtaining stockholder approval.

(c) Flexibility in Setting Performance Measures. Performance Measures may differ for Awards to different individuals. The Compensation Committee will specify the weighting (which may be the same or different for multiple objectives) to be given to each Performance Measure for purposes of determining the final amount payable with respect to any Award intended to qualify for the Performance-Based Exception. Any one or more of the Performance Measures may apply to the Eligible Person, a department, unit, division or function within the Company or any Related Company; and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices).

(d) Adjustments. In addition to the rights provided under Section 3.4(b), the Compensation Committee will have the discretion to adjust the determinations of the degree of attainment of the Performance Measures; provided, however, that Awards designed to qualify for the Performance-Based Exception may not (unless the Compensation Committee determines to amend the Award so that it no longer qualifies for the Performance-Based Exception) be increased (the Compensation Committee will retain the discretion to reduce such Awards). The Compensation Committee may not, unless the Compensation Committee determines to amend the Award so that it no longer qualifies for the Performance-Based Exception, delegate any responsibility with respect to Awards intended to qualify for the Performance-Based Exception. All determinations by the Compensation Committee as to the achievement of the Performance Measure(s) will be in writing prior to payment of the Award.

SECTION 4.

SHARES SUBJECT TO THE PLAN

4.1    Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 16.1, a maximum of 8,000,000 shares of Common Stock shall be available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares of Common Stock or shares of Common Stock now held or subsequently acquired by the Company as treasury shares.

4.2    Share Usage

(a) Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares of Common Stock thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, or (ii) covered by an Award that is settled in cash, or in a manner such that some or all of the shares of Common Stock covered by the Award are not issued, shall be available for Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or Dividend Equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.

(b) The Compensation Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

(c) Notwithstanding anything in the Plan to the contrary, the Compensation Committee may grant Substitute Awards under the Plan. Substitute Awards shall not reduce the number of shares of Common Stock authorized for issuance under the Plan. In the event that an Acquired Entity has shares of its stock available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination, then, to the extent determined by the Board or the Compensation Committee, the shares available for grant pursuant to the terms of such preexisting plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of common stock of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or a Related Company prior to such acquisition or combination. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed is approved by the Board and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, those terms and conditions shall be deemed to be the action of the Compensation Committee without any further action by the Compensation Committee, except as may be required to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

(d) Notwithstanding the other provisions in this Section 4.2, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 16.1.

SECTION 5.

ELIGIBILITY

An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

SECTION 6.

AWARDS

6.1    Form, Grant and Settlement of Awards

The Compensation Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Compensation Committee shall determine.

6.2    Evidence of Awards

Awards granted under the Plan shall be evidenced by a written, including an electronic, notice or agreement that shall contain such terms, conditions, limitations and restrictions as the Compensation Committee shall deem advisable and that are not inconsistent with the Plan.

6.3    Deferrals

The Compensation Committee may permit or require a Participant to defer receipt of the payment of any Award if and to the extent set forth in the instrument evidencing the Award at the time of grant. If any such deferral election is permitted or required, the Compensation Committee, in its sole discretion, shall establish, in the instrument evidencing the Award at the time of grant, the rules and procedures for such payment deferrals, which may include the grant of additional Awards or provisions for the payment or crediting of interest or Dividend Equivalents, including converting such credits to Deferred Stock or Deferred Stock unit equivalents; provided, however, that the terms of any deferrals under this Section 6.3 shall comply with all applicable law, rules and regulations, including, without limitation, Section 409A of the Code.

6.4    Dividends and Distributions

Participants may, if and to the extent the Compensation Committee so determines and sets forth in the instrument evidencing the Award at the time of grant, be credited with dividends paid with respect to shares of Common Stock underlying an Award in a manner determined by the Compensation Committee in its sole discretion; provided, however, that (i) no Dividend Equivalents shall be credited or otherwise permitted with respect to any Option or SAR and (ii) no dividends or Dividend Equivalents shall be credited, deferred or otherwise permitted with respect to any Award the vesting or payment of which is subject to the achievement of any performance criteria, until the determination that all applicable performance criteria with respect to such Award have been achieved. The Compensation Committee may apply any restrictions to the dividends or Dividend Equivalents that the Compensation Committee deems appropriate; provided, however, that any Dividend Equivalents payable with respect to any Restricted Stock, Stock Unit, Performance Share, Performance Unit or Deferred Stock must be paid no later than the payment date of the Award with respect to which the Dividend Equivalent is granted. The Compensation Committee, in its sole discretion, may determine the form of payment of dividends or Dividend Equivalents, including cash, shares of Common Stock, Restricted Stock, Deferred Stock or Stock Units, provided that such form of payment complies with Code Sections 409A(2), 409A(3) and 409A(4).

SECTION 7.

OPTIONS

7.1    Grant of Options

The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

7.2    Option Exercise Price

The exercise price for shares purchased under an Option shall be at least 100% of the Fair Market Value on the Grant Date (and shall not be less than the minimum exercise price required by Section 422 of the Code with respect to Incentive Stock Options), except in the case of Substitute Awards.

7.3    Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of a Nonqualified Stock Option shall be 10 years from the Grant Date.

7.4    Exercise of Options

The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Compensation Committee at any time.

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to or as directed or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Compensation

Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Compensation Committee, accompanied by payment in full as described in Sections 7.5 and 14. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Compensation Committee.

7.5    Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Compensation Committee for that purchase, which forms may include:

(a) cash;

(b) check or wire transfer;

(c) having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the Option that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(d) tendering (either actually or, so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(e) so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(f) such other consideration as the Compensation Committee may permit.

7.6    Effect of Termination of Service

(a) The Compensation Committee may establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Compensation Committee at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Compensation Committee at any time in accordance with Sections 16.3, 16.4, 18.5 and 18.6 (as applicable):

(i) Unvested or Unexercisable Portion. Any portion of an Option that is not vested and exercisable on the date of a Participant’s Termination of Service shall expire on such date.

(ii) Vested and Exercisable Portion. Any portion of an Option that is vested and exercisable on the date of a Participant’s Termination of Service shall expire on the earlier to occur of:

(A) If the Participant’s Termination of Service occurs:

(1) by reason of Retirement, Disability or death, the one-year anniversary of such Termination of Service;

(2) for reasons other than quit, Cause, Retirement, Disability or death, the date that is three months after such Termination of Service;

(3) by reason of quit for Good Reason following a Change of Control, the date that is three months after such Termination of Service; or

(4) by reason of quit (other than quit for Good Reason following a Change of Control), the date of such Termination of Service; and

(B) The Option Expiration Date.

Notwithstanding the provisions of subsections 7.6(a)(ii)(A)(1) and 7.6(a)(ii)(A)(2), if a Participant dies after his or her Termination of Service for reasons other than quit or Cause, but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on the date of such Termination of Service shall expire upon the earlier to occur of (y) the Option Expiration Date and (z) the one-year anniversary of the date of death, unless otherwise set forth in the instrument evidencing the Option or the Compensation Committee determines otherwise.

Also notwithstanding the foregoing provisions of this Section 7.6(a), in case a Participant’s Termination of Service occurs for Cause, all Options granted to the Participant shall automatically expire upon first notification to the Participant of such termination, unless the Compensation Committee determines otherwise. If a Participant’s employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant’s rights under any Option shall likewise be suspended during the period of investigation.

Notwithstanding any provision of the Plan that may be to the contrary, if any facts that would have given rise to a right of termination for Cause are discovered by the Company or a Related Company after a Participant’s Termination of Service, any Option then held by the Participant (including any vested and otherwise exercisable portion) may be immediately terminated by the Compensation Committee, in its sole discretion.

(b) If the exercise of an Option following a Participant’s Termination of Service, but while the Option is otherwise exercisable, would be prohibited solely because the issuance of Common Stock would violate either the registration requirements under the Securities Act or the Company’s insider trading policy, then the Option shall remain exercisable until the earlier of (i) the Option Expiration Date and (ii) the expiration of a period of three months (or such longer period of time as determined by the Compensation Committee in its sole discretion) after the Participant’s Termination of Service during which the exercise of the Option would not be in violation of such Securities Act or insider trading policy requirements.

SECTION 8.

INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provisions of the Plan, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder, including, to the extent required thereunder, the following:

8.1    Dollar Limitation

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which a Participant’s Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2    Eligible Employees

Individuals who are not employees of the Company or one of its parent or subsidiary corporations may not be granted Incentive Stock Options.

8.3    Exercise Price

The exercise price of an Incentive Stock Option shall be at least 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a “Ten Percent Stockholder”), shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

8.4    Option Term

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Incentive Stock Option shall not exceed 10 years, and in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, shall not exceed five years.

8.5    Exercisability

An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the date of a Participant’s Termination of Service if termination was for reasons other than death or disability, (b) more than one year after the date of a Participant’s Termination of Service if termination was by reason of disability, or (c) after the Participant has been on leave of absence for more than 90 days, unless the Participant’s reemployment rights are guaranteed by statute or contract.

8.6    Taxation of Incentive Stock Options

In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise.

A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

8.7    Code Definitions

For the purposes of this Section 8 “disability,” “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

SECTION 9.

STOCK APPRECIATION RIGHTS

9.1    Grant of Stock Appreciation Rights

The Committee may grant Stock Appreciation Rights at any time on such terms and conditions as the Compensation Committee shall determine in its sole discretion. A SAR may be granted in tandem with an Option (“tandem”) or alone (“freestanding”). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2. A SAR may be exercised upon such terms and conditions and for the term as the Compensation Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the maximum term of a freestanding SAR shall be 10 years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable. A tandem SAR may be exercised subject to the surrender of the related Option.

9.2    Payment of SAR Amount

Upon the exercise of a SAR, a Participant shall be entitled to receive payment in an amount (the “SAR Amount”) determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Compensation Committee as set forth in the instrument evidencing the Award, the payment upon exercise of a SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Compensation Committee in its sole discretion; provided, however, that payment may not be made in the form of Deferred Stock or any other deferred Award.

9.3    Waiver of Restrictions

The Compensation Committee, in its sole discretion and in accordance with Sections 16.3, 16.4, 18.5 and 18.6 (as applicable), may waive any other terms, conditions or restrictions on any SAR under such circumstances and subject to such terms and conditions as the Compensation Committee shall deem appropriate.

9.4    Effect of Termination of Service

The Compensation Committee shall establish and set forth in each instrument that evidences an SAR and whether the SAR shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Compensation Committee at any time. If not so established in the instrument evidencing the SAR, the SAR shall be exercisable according to the terms set forth in Section 7.6, as though the SAR was an Option and the “Option Expiration Date” is replaced with “SAR Expiration Date.”

SECTION 10.

STOCK AWARDS, RESTRICTED STOCK, PERFORMANCE SHARES

AND STOCK UNITS

10.1    Grant of Stock Awards, Restricted Stock, Performance Shares and Stock Units

The Compensation Committee may grant Stock Awards, Restricted Stock, Performance Shares and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals, as the Compensation Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award; provided, however, that all grants of Stock Units shall be in accordance with Code Sections 409A(2), (3) and (4).

10.2    Vesting of Restricted Stock, Performance Shares and Stock Units

Upon the satisfaction of the terms, conditions and restrictions prescribed with respect to Restricted Stock, Performance Shares or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions of

Restricted Stock, Performance Shares or Stock Units, as determined by the Compensation Committee, and subject to the provisions of Section 14, (i) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, (ii) the Performance Shares covered by each Award of Performance Shares shall become freely transferable by the Participant, and (iii) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock. Any fractional shares of Common Stock subject to such Awards shall be paid to the Participant in cash.

Vesting of Restricted Stock, Performance Shares or Stock Units may include, at the Compensation Committee’s discretion, time-based restrictions, achievement of specific performance goals, time-based restrictions following the achievement of specific performance goals, the occurrence of a specified event, and such other restrictions as contained in the Award.

Except as otherwise provided in an Award:

(i) if Termination of Service occurs by reason of a Participant’s death or Disability, such Participant’s Restricted Stock and Stock Units that are unvested or still subject to restrictions will become immediately vested and nonforfeitable; and

(ii) if Termination of Service occurs for any reason other than a Participant’s death or Disability while such Participant’s Restricted Stock or Stock Units are still unvested or subject to restrictions, all of such Participant’s Restricted Stock or Stock Units that are unvested or still subject to restrictions immediately and automatically will be forfeited (together with any Dividend Equivalents, if any, issued in connection with such forfeited Award).

10.3    Performance Goals for Performance Shares

The Compensation Committee will set performance goals in its discretion which, depending on the extent to which they are achieved, will determine the number or value of Performance Shares that will be paid to the Participant. Performance goals will be established in accordance with Section 3.4 and, if the Award is intended to comply with the Performance-Based Exception, Sections 3.5 and 3.6. After the applicable Performance Period has ended, the holder of an Award of Performance Shares will be entitled to payment based on the level of achievement of the performance goals set by the Compensation Committee for such Award. Unless otherwise provided in the instrument evidencing an Award of Performance Shares, all Performance Shares determined, earned, and outstanding as of the date of a Participant’s Termination of Service shall be payable in full at the level achieved no later than March 15 of the year following the calendar year during which such Termination of Service occurred. Any remaining Performance Shares (including any applicable Performance Period) for which the payout level has not been determined as of the date of Termination of Service (provided, however, that for any Award intended to satisfy the Performance-Based Exception, such Termination of Service must be on account of death or Disability) shall be prorated (based on the ratio of (i) the number of days that have elapsed in the Performance Period to (ii) the total number of days in the Performance Period) at the target payout level up to and including the date of such Termination of Service and such prorated amount shall be payable no later than March 15 of the year following the calendar year during which such Termination of Service occurs. Any existing deferrals or other restrictions not waived by the Compensation Committee in its sole discretion shall remain in effect.

10.4    Waiver of Restrictions

The Compensation Committee, in its sole discretion and in accordance with Sections 16.3, 16.4, 18.5 and 18.6 (as applicable), may waive the vesting, repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock, Performance Shares or Stock Units under such circumstances and subject to such terms and conditions as the Compensation Committee shall deem appropriate, including (i) determining that the Award will become vested or exercisable upon a Termination of Service, (ii) determining that the Award will continue to become exercisable or vested in full or in installments after Termination of Service, or (iii) providing that any Award in whole or in part will not be forfeited upon such Termination of Service; provided, however, that during the Mandatory Minimum Vesting Period the Compensation Committee may not waive the restrictions for all or any part of an Award intended to comply with the Performance-Based Exception (unless the Compensation Committee determines to amend the Award so that it no longer qualifies for the Performance-Based Exception). Notwithstanding the immediately preceding sentence, the Compensation Committee will not take any action with respect to an Award to the extent that such action (x) would cause an Award that is not intended to be deferred compensation subject to Code Section 409A to be subject thereto, or (y) if such Award is already subject to Code Section 409A, would give rise to liability under Code Section 409A.

10.5    Effect of Forfeiture of Restricted Stock

If Restricted Stock is forfeited, and if the Participant was required to pay for the Restricted Stock or acquired such Restricted Stock upon the exercise of an Option, the Participant will be deemed to have resold such Restricted Stock to the Company at a price equal to the lesser of (a) the amount paid by the Participant for such Restricted Stock or the exercise price of the Option, as applicable, and (b) the Fair Market Value of the Common Stock on the date of such forfeiture. The Company will pay to the Participant the deemed sale price as soon as is administratively practical. Such Restricted Stock will cease to be outstanding, and will no longer confer on the Participant any rights as a stockholder of the Company from and after the date of the event causing forfeiture, whether or not the Participant accepts the Company’s tender of payment for such Restricted Stock.

10.6    Escrow; Legends

The Compensation Committee may provide that the certificates for any Restricted Stock or Performance Shares (a) will be held (together with a stock power executed in blank by the Participant) in escrow by the Secretary of the Company until such shares become nonforfeitable or are forfeited and/or (b) will bear an appropriate legend restricting the transfer of the shares. If any Restricted Stock or Performance Shares become nonforfeitable, the Company will cause certificates for such shares to be delivered without legend or will cause a release of restrictions on a book entry account maintained by the Company’s transfer agent.

10.7    Stockholder Rights in Restricted Stock

Restricted Stock, whether held by a Participant or in escrow or other custodial arrangement by the Secretary of the Company, will confer on the Participant all rights of a stockholder of the Company, except as otherwise provided in the Award or this Plan. At the time of a grant of Restricted Stock, the Compensation Committee may require the payment of cash dividends thereon to be deferred and, if the Compensation Committee so determines, reinvested in additional shares of Restricted Stock. Stock dividends and deferred cash dividends issued with respect to Restricted Stock will be subject to the same restrictions and other terms as apply to the shares of Restricted Stock with respect to which such dividends are issued. The Compensation Committee, in its discretion, may provide for payment of interest on deferred cash dividends.

10.8    No Stockholder Rights in Performance Shares Until Vested

A Participant shall have no voting rights, rights to dividends or Dividend Equivalents or any other rights of a stockholder of the Company with respect to any Performance Share until all of the performance goals specified for such Performance Share have been attained.

10.9    Settlement of Stock Units

Unless otherwise provided in an Award, the payment date for all Stock Units will be as soon as administratively practicable following the lapse of all restrictions with respect to such Stock Units, but in no event will the payment date be later than March 15 of the year after the calendar year in which the restrictions applicable to such Stock Units have lapsed.

SECTION 11.

PERFORMANCE UNITS

11.1    Performance Units

The Committee may grant Awards of Performance Units, designate the individuals to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award, in each case, within parameters that have been established by the Compensation Committee. Each Performance Unit will have an initial value that is established by the Compensation Committee at the time of grant. The performance goals for Awards of Performance Units will be established in accordance with Section 3.4 and, if the Award is intended to comply with the Performance-Based Exception, Sections 3.5 and 3.6.

11.2    Earning of Performance Units

After the applicable Performance Period has ended, the holder of Performance Units will be entitled to payment based on the level of achievement of performance goals set by the Committee and as described in Section 11.1. Unless otherwise provided in an Award, the payment date for all Performance Units included in an Award will be as soon as administratively practicable following the lapse of all restrictions with respect to such Performance Units, but in no event will the payment date be later than March 15 of the year after the calendar year in which the restrictions applicable to such Performance Units have lapsed. At the discretion of the Compensation Committee, the Award may specify that an Award of Performance Units is payable in cash, Common Stock, or Restricted Stock. Unless otherwise provided in the instrument evidencing an Award of Performance Units, all Performance Units determined, earned, and outstanding as of the date of a Participant’s Termination of Service shall be payable in full at the level achieved no later than March 15 of the year following the calendar year during which such Termination of Service occurred. Any remaining Performance Units (including any applicable Performance Period) for which the payout level has not been determined as of the date of Termination of Service (provided, however, that for any Award intended to satisfy the Performance-Based Exception, such Termination of Service must be on account of death or Disability) shall be prorated (based on the ratio of (i) the number of days that have elapsed in the Performance Period to (ii) the total number of days in the Performance Period) at the target payout level up to and including the date of such Termination of Service and such prorated amount shall be payable no later than March 15 of the year following the calendar year during which such Termination of Service occurs. Any existing deferrals or other restrictions not waived by the Compensation Committee in its sole discretion shall remain in effect.

11.4    Waiver of Restrictions

The Compensation Committee, in its sole discretion and in accordance with Sections 16.3, 16.4, 18.5 and 18.6 (as applicable), may waive the vesting or forfeiture period and any other terms, conditions or restrictions on any Performance Units under such circumstances and subject to such terms and conditions as the Compensation Committee shall deem appropriate, including (i) determining that the Award will become vested or exercisable upon a Termination of Service, (ii) determining that the Award will continue to become exercisable or vested in full or in installments after Termination of Service, or (iii) providing that any Award in whole or in part will not be forfeited upon such Termination of Service; provided, however, that during the Mandatory Minimum Vesting Period the Compensation Committee may not waive the restrictions for all or any part of an Award intended to comply with the Performance-Based Exception (unless the Compensation Committee determines to amend the Award so that it no longer qualifies for the Performance-Based Exception). Notwithstanding the immediately preceding sentence, the Compensation Committee will not take any action with respect to an Award to the extent that such action (x) would cause an Award that is not intended to be deferred compensation subject to Code Section 409A to be subject thereto, or (y) if such Award is already subject to Code Section 409A, would give rise to liability under Code Section 409A.

SECTION 12.

DEFERRED STOCK

12.1    Grant of Deferred Stock

Subject to and consistent with the provisions of the Plan and applicable requirements of Code Sections 409A(a)(2), (3), and (4), the Compensation Committee, at any time and from time to time, may grant shares Deferred Stock in such number, and upon such terms, as the Compensation Committee, at any time and from time to time, determines (including, to the extent allowed by the Compensation Committee, grants at the election of a Participant to convert Common Stock to be acquired upon lapse of restrictions on Restricted Stock or Stock Units into such Deferred Stock). A Participant has no voting rights in Deferred Stock.

12.2    Deferred Stock Elections

(a) Making of Deferral Elections. If and to the extent permitted by the Compensation Committee, a Participant may elect (a “Deferral Election”) at such times and in accordance with rules and procedures adopted by the Compensation Committee (which must comport with Code Section 409A), to receive all or any portion of his salary, and/or bonus (including any cash or stock-based Award, other than Options or SARs) either (i) in the form of a number of shares of Deferred Stock equal to the quotient of the amount of salary and/or bonus or other permissible Award to be paid in the form of Deferred Stock divided by the Fair Market Value of a share of Common Stock on the date such salary, bonus or other such Award would otherwise be paid in cash or distributed in Common Stock or (ii) in such form and pursuant to such other terms and conditions as the Compensation Committee may determine. The Grant Date for an Award of Deferred Stock made pursuant to a Deferral Election will be the date the deferrable amount subject to a Deferral Election would otherwise have been paid to the Participant in cash or shares of Common Stock.

(b) Timing of Deferral Elections. An initial Deferral Election must be filed with the Secretary of the Company no later than December 31 of the year preceding the calendar year in which the amounts subject to the Deferral Election would otherwise be earned, subject to such restrictions and advance filing requirements as the Company may impose. A Deferral Election will be irrevocable as of the filing deadline, unless the Company has specified an earlier time at which it will be irrevocable. Each Deferral Election will remain in effect with respect to subsequently earned amounts unless the Eligible Person revokes or changes such Deferral Election. Any such revocation or change will have prospective application only and must be made at a time at which the Deferral Election is permitted.

(c) Subsequent Deferral Elections. A Deferral Election (other than an initial Deferral Election) made with respect to any Deferred Stock must meet the timing requirements for a subsequent deferral election as specified in Treasury Regulation § 1.409A-2(b) or any successor provision.

12.3    Deferral Account

(a) Establishment of Deferral Accounts. The Company will establish an account (“Deferral Account”) on its books for each Participant who receives a grant of Deferred Stock or makes a Deferral Election. Deferred Stock will be credited to the Participant’s Deferral Account as of the Grant Date of such Deferred Stock. Deferral Accounts will be maintained for recordkeeping purposes only and the Company will not be obligated to segregate or set aside assets representing securities or other amounts credited to Deferral Accounts. The obligation to make distributions of securities or other amounts credited to Deferral Accounts will be an unfunded, unsecured obligation of the Company.

(b) Crediting of Dividend Equivalents. Except as otherwise provided in an Award, whenever dividends are paid or distributions made with respect to Common Stock, Dividend Equivalents will be credited to Deferral Accounts on all Deferred Stock credited thereto as of the record date for such dividend or distribution. Such Dividend Equivalents will be credited to the Deferral Account in the form of additional Deferred Stock in a number determined by dividing the aggregate value of such Dividend Equivalents by the Fair Market Value of a share of Common Stock at the payment date of such dividend or distribution.

(c) Settlement of Deferral Accounts. The Company will settle a Deferral Account by delivering to the holder thereof (which may be the Participant or his or her beneficiary or estate, as applicable) a number of shares of Common Stock equal to the whole number of shares of Deferred Stock then credited to the Participant’s Deferral Account (or a specified portion in the event of any partial settlement); provided that any fractional shares of Deferred Stock remaining in the Deferral Account on the payment date will be distributed in cash in an amount equal to the Fair Market Value of a share of Common Stock as of the payment date multiplied by the remaining fractional share of Common Stock. The payment date for all Deferred Stock credited in a Participant’s Deferral Account will be determined in accordance with Code Section 409A and will be specified in the applicable Award or Deferral Election. The payment date for Deferred Stock, as may be permitted by the Compensation Committee in its discretion and as specified in the Award or Deferral Election, is limited to one or more of the following events:

(i) a specified date (as contemplated by applicable guidance under Code Section 409A);

(ii) a Change in Control;

(iii) the Participant’s “separation from service” as provided in Code Section 409A(2)(A)(i);

(iv) the Participant’s death;

(v) the Participant’s Disability; or

(vi) an “unforeseeable emergency” of the Participant as provided in Code Section 409A(2)(A)(vi).

SECTION 13.

OTHER STOCK OR CASH-BASED AWARDS

Subject to the terms of the Plan and such other terms and conditions as the Compensation Committee deems appropriate, the Compensation Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan.

SECTION 14.

WITHHOLDING

The Company may require the Participant to pay to the Company the amount of (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and (b) any amounts due from the Participant to the Company or to any Related Company (“other obligations”). The Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

The Compensation Committee may permit or require a Participant to satisfy all or part of the Participant’s tax withholding obligations and other obligations by (a) paying cash to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (d) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations. The value of the shares so withheld or tendered may not exceed the employer’s minimum required tax withholding rate.

SECTION 15.

ASSIGNABILITY

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant or, if permitted by applicable law, by the Participant’s guardian or legal representative. Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Compensation Committee, in its sole discretion, may permit a Participant to assign or transfer an Award subject to such terms and conditions as the Compensation Committee shall specify. Nothing in this Plan will be construed as requiring the Committee to honor the order of a domestic relations court regarding an Award, except to the extent required under applicable law.

SECTION 16.

ADJUSTMENTS

16.1    Adjustment of Shares

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Compensation Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2; and (iii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor; provided, however, that no stock dividends or Dividend Equivalents shall be credited, deferred or otherwise permitted with respect to any Award the vesting or payment of which is subject to the achievement of any performance criteria, until the determination that all applicable performance criteria with respect to such Award have been attained. The determination by the Compensation Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

Notwithstanding the foregoing, any adjustments made pursuant to Section 16.1 will be made in such a manner as to ensure that after such adjustment, the Awards continue not to be deferred compensation subject to Code Section 409A (or if such Awards are already subject to Code Section 409A, so as to not give rise to liability under Code Section 409A). Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Company Transaction shall not be governed by this Section 16.1 but shall be governed by Sections 16.2 and 16.3, respectively.

16.2    Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Compensation Committee in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Compensation Committee, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

16.3    Change in Control

Notwithstanding any other provision of the Plan to the contrary, unless the Compensation Committee shall determine otherwise in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, in the event of a Participant’s Termination of Service in connection with a Change in Control for reasons other than (i) quit without Good Reason or (ii) Cause:

(a) All outstanding Awards, other than Performance Shares and Performance Units, shall become fully and immediately exercisable, and all applicable deferral and restriction limitations or forfeiture provisions shall lapse immediately prior to such Termination of Service; provided, however, that with respect to a Change in Control that is a Company Transaction, such Awards shall become fully and immediately exercisable, and all applicable deferral and restriction limitations or forfeiture provisions shall lapse, only if and to the extent such Awards are not converted, assumed or replaced by the Successor Company.

For the purposes of this Section 16.3(a), an Award shall be considered “converted, assumed or replaced by the Successor Company” if following the Company Transaction the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Company Transaction, the consideration (whether stock, cash or other securities or property) received in the Company Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Company Transaction is not solely common stock of the Successor Company, the Compensation Committee may, with the consent of the Successor Company, provide that with respect to any outstanding Option, the consideration to be received upon the exercise of such Option (for each share of Common Stock subject thereto) be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Company Transaction. The determination of such substantial equality of value of consideration shall be made by the Compensation Committee, and its determination shall be conclusive and binding.

(b) All Performance Shares or Performance Units earned and outstanding as of the date the Change in Control is determined to have occurred shall be payable in full at the level achieved in accordance with the payout schedule in the instrument evidencing the Award. Any remaining Performance Shares or Performance Units (including any applicable Performance Period) for which the payout level has not been determined shall be prorated (based on the ratio of (i) the number of days that have elapsed in the Performance Period to (ii) the total number of days in the Performance Period) at the target payout level up to and including the date of such Change in Control and such prorated amount shall be payable in cash no later than March 15 of the year following the calendar year during which such Termination of Service occurs. Any existing deferrals or other restrictions not waived by the Compensation Committee in its sole discretion shall remain in effect.

(c) Notwithstanding Sections 16.3(a) and 16.3(b), the Compensation Committee, in its sole discretion, may (unless otherwise provided in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company) instead provide in the event of a Change in Control that is a Company Transaction that a Participant’s outstanding Awards shall terminate upon or immediately prior to such Company Transaction and that such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the value of the per share consideration received by holders of Common Stock in the Company Transaction, or, if the Company Transaction is a sale of assets or otherwise does not result in direct receipt of consideration by holders of Common Stock, the value of the deemed per share consideration received, in each case as determined by the Compensation Committee in its sole discretion, multiplied by the number of shares of Common Stock subject to such outstanding Awards (to the extent then vested and exercisable or whether or not then vested and exercisable, as determined by the Compensation Committee in its sole discretion) exceeds (y) if applicable, the respective aggregate exercise price or grant price for such Awards.

16.4    Further Adjustment of Awards

(a) Subject to Sections 16.2 and 16.3 , the Compensation Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change in control of the Company (each, an “Event”), as defined by the Compensation Committee, to take such further action as it determines to be necessary or advisable with respect to Awards in connection with such an Event. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Compensation Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Compensation Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such Event that is the reason for such action.

(b) Waiver by Committee. Notwithstanding the foregoing provisions of this Section 16.4 and subject to the other terms of this Plan, the Compensation Committee may, as to all or any part of an Award, at the time the Award is granted or thereafter:

(i) Determine that the Award will become vested or exercisable upon a Termination of Service if the Termination of Service is involuntary (including, for this purpose, quit for Good Reason following a Change of Control) or on account of death, Disability or Retirement after the date the Participant reaches Normal Retirement Age;

(ii) Determine that the Award will continue to become exercisable or vested in full or in installments after Termination of Service if the Termination of Service is involuntary (including, for this purpose, quit for Good Reason following a Change of Control) or on account of death, Disability or Retirement after the date the Participant reaches Normal Retirement Age;

(iii) Extend the period for exercise of Options or SARS following Termination of Service (but not beyond the original term thereof) if the Termination of Service is involuntary (including, for this purpose, quit for Good Reason following a Change of Control) or on account of death, Disability or Retirement after the date the Participant reaches Normal Retirement Age; or

(iv) Provide that any Award in whole or in part not be forfeited upon a Termination of Service if the Termination of Service is involuntary (including, for this purpose, quit for Good Reason following a Change of Control) or on account of death, Disability or Retirement after the date the Participant reaches Normal Retirement Age.

Notwithstanding the preceding sentence, the Compensation Committee will not have the authority under this Section 16.4(b) to take any action with respect to an Award to the extent that such action (i) would cause an Award that is not intended to be deferred compensation subject to Code Section 409A to be subject thereto, or (ii) if such Award is already subject to Code Section 409A, would cause such Award to give rise to liability under Code Section 409A.

(c) Cancellation and Rescission of Awards. Unless the Award specifies otherwise, the Compensation Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexercised or unsettled Award at any time if the Eligible Person or Participant is not in compliance with all applicable provisions of the Award and the Plan, is in violation of any employment agreement, is in violation of the Company’s Code of Ethics and Conduct (or any successor thereto), or is in violation of any restrictive covenant or other agreement with the Company or a Related Company.

(d) Recoupment of Awards. If the Compensation Committee determines that an Eligible Person’s or Participant’s Wrongful Act was a significant contributing factor to the Company or a Related Company having to restate all or a portion of its financial statements, the Compensation Committee:

(i) May require reimbursement by such individual of any Common Stock, cash or other property paid in respect of any Award during the period beginning on the date the financial statements requiring restatement were originally released to the public or submitted to the Securities and Exchange Commission (whichever is earlier) and ending on the date the restated financial statements are filed with the Securities and Exchange Commission (the “Recoupment Period”);

(ii) May cause the cancellation of any outstanding Award; and

(iii) May seek reimbursement of any Option Gain or SAR Amount realized on the exercise of Options or SARs during the Recoupment Period.

(e) Additional Award Forfeiture Provisions. Unless otherwise determined by the Compensation Committee, if a Forfeiture Event occurs with respect to a Participant, each Award made to such Participant will be subject to all of the following:

(i) The unexercised portion of an Option, whether or not vested, and any other Award not then paid or settled will be immediately forfeited and canceled upon the occurrence of the Forfeiture Event; and

(ii) The Participant will be obligated to repay to the Company in cash, within five business days after demand therefor is made by the Company, the total amount of Option Gain and SAR Amount realized by the Participant upon each exercise of an Option and/or SAR that occurred on or after (A) the date that is six months prior to the occurrence of the Forfeiture Event, if the Forfeiture Event occurred while the Participant was employed by the Company or a Related Company, or (B) the date that is six months prior to the Participant’s Termination of Service date, if the Forfeiture Event occurred after the Participant ceased to be so employed.

Although the conditions set forth in this Section 16.4(e) are deemed to be incorporated into an Award, a Participant is not thereby prohibited from engaging in any activity, including competing with the Company or a Related Company. Rather, the non-occurrence of the Forfeiture Events is a condition to the Participant’s right to realize and retain value from his or her compensatory Awards, and the consequences under the Plan if the Participant engages in an activity giving rise to any such Forfeiture Event, which Forfeiture Events are hereby acknowledged to be harmful to the Company, are the forfeitures described in this Section 16.4(e). The Company and the Participant shall not be precluded by this Section 16.4(e) or otherwise from entering into other agreements concerning the subject mater of this Section 16.4(e). The Compensation Committee may, in its discretion, waive in whole or in part the Company’s right to forfeiture and repayment under this Section 16.4(e), but no such waiver shall be effective unless evidenced by a writing signed by a duly authorized officer of the Company. The Committee may impose additional conditions on an Award by including such conditions in the instrument evidencing such Award.

16.5    No Limitations on Company’s Rights

The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

16.6    Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares of Common Stock resulting from such adjustment.

16.7    Code Section 409A

Notwithstanding anything in this Plan to the contrary, (a) any adjustments made pursuant to this Section 16 or any other amendments or modifications to Awards that are considered “deferred compensation” within the meaning of Code Section 409A shall be made in compliance with the requirements of Section 409A of the Code and (b) any adjustments made pursuant to this Section 16 or any other amendments to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment or amendment the Awards either (i) continue not to be subject to Section 409A of the Code or (ii) comply with the requirements of Section 409A of the Code.

SECTION 17.

AMENDMENT AND TERMINATION

17.1    Amendment, Suspension or Termination

The Compensation Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires stockholder approval must be approved by the Board prior to submission to the stockholders. Subject to Section 17.3, the Compensation Committee may amend the terms of any outstanding Award in accordance with the Plan, prospectively or retroactively.

17.2    Term of the Plan

Unless sooner terminated as provided herein, the Plan shall terminate 10 years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than 10 years after the later of: (a) the adoption of the Plan by the Board and (b) the adoption by the Board of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

17.3    Consent of Participant

Except as otherwise expressly provided in the Plan or in an Award, the amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

SECTION 18.

GENERAL

18.1    No Individual Rights

No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without Cause.

18.2    Issuance of Shares

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act and the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (a) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares and (b) such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel (satisfactory to the Company, in its sole discretion) is provided stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Committee may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

18.3    Indemnification

Each person who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

18.4    No Rights as a Stockholder

Except as otherwise specifically provided in the Plan or as otherwise provided by the Compensation Committee or in the instrument evidencing the Award or in a written employment, services or other agreement with the Participant, no Award, other than a Stock Award, shall entitle a Participant to any dividend, Dividend Equivalent, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares of Common Stock that are the subject of such Award.

18.5    Compliance with Laws and Regulations

In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

Any Award granted pursuant to the Plan is intended to comply with the requirements of Section 409A of the Code, including any applicable regulations and guidance issued thereunder, and including transition guidance, to the extent Section 409A of the Code is applicable thereto, and the terms of the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with this intention to the extent the Compensation Committee deems necessary or advisable to comply with Section 409A of the Code and any official guidance issued thereunder. Any payment or distribution that is to be made under the Plan (or pursuant to an Award under the Plan) to a Participant who is a “specified employee” of the Company within the meaning of that term under Section 409A of the Code and as determined by the Committee, on account of a “separation from service” within the meaning of that term under Section 409A of the Code, may not be made before the date which is six months after the date of such “separation from service,” unless the payment or distribution is exempt from the application of Section 409A of the Code by reason of the short-term deferral exemption or otherwise. Notwithstanding any other provision in the Plan, the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A of the Code; provided, however, that the Committee makes no representations that Awards granted under the Plan shall be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to Awards granted under the Plan.

With respect to “insiders,” Awards under the Plan are intended to satisfy all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Compensation Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Compensation Committee. An “insider” includes any individual who is, on the relevant date, an officer, director or more than 10% beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

18.6    Participants in Other Countries or Jurisdictions

Without amending the Plan, the Committee may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

18.7    No Trust or Fund

The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.8    Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

18.9    Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

18.10    Choice of Law and Venue

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law. Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and U.S. federal courts located in Cook County or DuPage County in the State of Illinois.

18.11    Legal Requirements

The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

APPENDIX A TO 2009 EQUITY INCENTIVE PLAN

DEFINITIONS

As used in the Plan:

“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

“Award” means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit, Performance Share, Performance Unit, Deferred Stock cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Compensation Committee from time to time.

“Board” means the Board of Directors of the Company.

“Cause,” unless otherwise defined in the instrument evidencing an Award or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, in each case whose determination shall be conclusive and binding.

“Change in Control,” unless the Compensation Committee determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means the occurrence of any of the following events:

(i) An acquisition by any individual, entity or group, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 40% of either (1) the then outstanding shares of Common Stock of the Company (the “Outstanding Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); excluding, however, the following: (A) any acquisition directly from the Company, other than an acquisition by virtue of the exercise, exchange or conversion of any Convertible Securities unless such securities were themselves acquired directly from the Company, (B) any acquisition by the Company; (C) any acquisition by T. Kendall Hunt or any of his affiliates, or (D) any acquisition by any Person pursuant to a transaction which complies with clauses (1) and (2) of the exception contained in the definition of “Company Transaction;” or

(ii) Within any period of 12 consecutive months, a change in the composition of the Board such that the individuals who, immediately prior to such period, constituted the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes hereof, that any individual who becomes a member of the Board during such period, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(iii) A Company Transaction; or

(iv) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company (other than to an entity pursuant to a transaction which would comply with clauses (1) and (2) of the exception contained in the definition of “Company Transaction”), assuming for this purpose that such transaction would be a Company Transaction.

For purposes of the definition of “Change of Control” and “Company Transaction”, a series of transactions undertaken with a common purpose shall be treated as a single transaction that begins at the consummation of the first transaction in the series and ends at the consummation of the last transaction in the series.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” has the meaning set forth in Section 3.2.

“Common Stock” means the common stock of the Company.

“Company” means VASCO Data Security International, Inc., a Delaware corporation.

“Company Transaction” means the consummation of:

(i) a reorganization, merger or consolidation of the Company; or

(ii) the sale or other disposition of all or substantially all of the assets of the Company and its direct and indirect subsidiaries taken as a whole to a Person or Persons who are not “related persons” as defined in Treasury Regulation § 1.409A-3(i)(5)(vii)(B);

except in each case a transaction pursuant to which:

(1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such transaction will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets, either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such transaction, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be; and

(2) individuals who were members of the Board immediately prior to the approval by the stockholders of the Company of such transaction will constitute at least a majority of the members of the board of directors of the entity resulting from such transaction.

“Compensation Committee” means the Compensation Committee of the Board.

“Convertible Security” means any security convertible into or exchangeable for shares of Common Stock of the Company, or any option, warrant or other right to acquire shares of Common Stock of the Company.

“Covered Employee” means a Participant who, as of the last day of the fiscal year in which the value of an Award is includable in income for U.S. federal income tax purposes, is one of the group of “covered employees,” within the meaning of Code Section 162(m).

“Deferred Stock” means a right, granted as an Award, to receive payment in the form of Common Stock (or cash measured by the value of shares of Common Stock) at the end of a specified deferral period.

“Disability,” unless otherwise defined by the Compensation Committee for purposes of the Plan or in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

“Dividend Equivalents” means any right to receive payments equal to dividends or property, if and when paid or distributed, on Common Stock.

“Effective Date” has the meaning set forth in Section 1.

“Eligible Person” means any person eligible to receive an Award as set forth in Section 5.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means the closing price for the Common Stock on the U.S. national securities exchange on which the Common Stock is traded, on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Compensation Committee using such methods or procedures as it may establish.

“Forfeiture Event” means the occurrence of any of the following at any time during a Participant’s employment by the Company or a Related Company or during the one-year period following termination of such employment:

(a) The Participant, acting alone or with others, with others, directly or indirectly:

(i) Engages, either as employee, employer, consultant, advisor, or director, or as an owner, investor, partner, or stockholder (unless the Participant’s interest is insubstantial), in any business in an area or region in which the Company or a Related Company conducts business at the date the event occurs, which is directly in competition with a business then conducted by the Company or a Related Company, except for such engagement that is after a Change of Control and after the Participant’s Termination of Service. A Participant’s interest as a stockholder is “insubstantial” if it represents beneficial ownership of less than five percent of the outstanding class of stock, and a Participant’s interest as an owner, investor, or partner is “insubstantial” if it represents ownership, as determined by the Committee it its discretion, of less than five percent of the outstanding equity of the entity;

(ii) Induces any customer or supplier of the Company or a Related Company with whom the Participant has had contacts or relationships, directly or indirectly, during and within the scope of the Participant’s employment, to curtail, cancel, not renew, or not continue such customer’s or supplier’s business, with the Company or a Related Company; or

(iii) Induces, or attempts to influence, any employee of or service provider to the Company or a Related Company to terminate such employment or service.

The Committee shall, in its discretion, determine which lines of business the Company conducts on any particular date and which third parties may reasonably be deemed to be in competition with the Company;

(b) The Participant discloses, uses, sells, or otherwise transfers, except in the course of employment with or other service to the Company or a Related Company, any proprietary information of the Company or a Related Company so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain, or the Participant makes statements or representations, or otherwise communicates, directly or indirectly, in writing, orally, or otherwise, or takes any other action which may, directly or indirectly, disparage or be damaging to the Company or a Related Company or their respective officers, directors, employees, advisors, businesses or reputations, except, in each case, as required by law or pursuant to legal process; or

(c) The Participant fails to cooperate with the Company or a Related Company by making himself or herself available to testify on behalf of the Company or a Related Company in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, or otherwise fails to assist the Company or any Related Company in any such action, suit, or proceeding by providing information and meeting and consulting with members of management of, other representatives of, or counsel to, the Company or such Related Company, as reasonably requested.

“Good Reason” means:

(a) The assignment to the Participant of any duties inconsistent in any respect with the Participant’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities or any other action by the Company or a Related Company that results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith;

(b) Any failure by the Company or a Related Company to comply with any provision of any employment agreement entered into between the Participant and the Company or such Related Company other than an isolated, insubstantial and inadvertent failure not occurring in bad faith;

(c) The Company (or any Related Company) requiring the Participant to be based at any office or location other than the office occupied by the Participant as of the date of an Award or a reasonably comparable office located within a 40-mile radius of such current office; or

(d)	A material adverse change in the Participant’s base salary.

A “Good Reason” termination will have occurred only if (a) the Participant terminates his or her employment during the one year following the initial existence of a Good Reason event; (b) the Participant provided notice to Company within 90 days of the initial existence of a Good Reason condition; and (c) the Company failed to cure the Good Reason event within 30 days of such notice from the Participant. Further, the amount, time and form of payment must be substantially identical to the amount, time and form of payments made due to an involuntary termination.

Any good faith determination of “Good Reason” made by the Executive shall be conclusive.

“Grant Date” means the later of (a) the date on which the Compensation Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Compensation Committee and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision.

“including”, “include”, “includes” and words of similar import shall be construed broadly as if followed by the phrase “without limitation”.

“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

“Normal Retirement Age” means age 65 years.

“Option” means a right to purchase Common Stock granted under Section 7.

“Option Expiration Date” means the last day of the maximum term of an Option.

“Option Gain” means, in respect of any exercise of an Option, the product of (i) the Fair Market Value per share of Common Stock at the date of such exercise (without regard to any subsequent change in the market price of a share of Common Stock) minus the exercise price per share of such Option, and (ii) the number of shares as to which the Option was exercised on that date.

“Outstanding Common Stock” has the meaning set forth in the definition of “Change in Control.”

“Outstanding Voting Securities” has the meaning set forth in the definition of “Change in Control.”

“Parent Company” means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries.

“Participant” means any Eligible Person to whom an Award is granted.

“Performance-Based Exception” means the performance-based exception from the tax deductibility limits of Code Section 162(m) contained in Code Section 162(m)(4)(C) (including, to the extent applicable, the special provision for options thereunder).

“Performance Period” means that period established by the Compensation Committee at the time (i) any Performance Share, (ii) any Performance Unit, or (iii) any Award that is intended to qualify for a Performance-Based Exception, is granted or at any time thereafter during which any performance goals specified by the Compensation Committee with respect to such Performance Share, Performance Unit or Award are to be measured.

“Performance Share” means an Award of units denominated in shares of Common Stock granted under Section 10, the rights of ownership of which are subject to the attainment of performance goals established by the Compensation Committee.

“Performance Unit” means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 11, the rights to which are subject to the attainment of performance goals established by the Compensation Committee.

“Plan” means the VASCO Data Security International, Inc. 2009 Equity Incentive Plan.

“Related Company” means any entity that is directly or indirectly controlled by, in control of or under common control with the Company.

“Restricted Stock” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Compensation Committee.

“Retirement,” unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means “Retirement” as defined for purposes of the Plan by the Compensation Committee or the Company’s chief human resources officer or other person performing that function or, if not so defined, means Termination of Service on or after the date the Participant reaches Normal Retirement Age.

“SAR Amount” has the meaning set forth in Section 9.2.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Stock Appreciation Right” or “SAR” means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.

“Stock Award” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are not subject to restrictions prescribed by the Compensation Committee.

“Stock Unit” means an Award denominated in units of Common Stock granted under Section 10.

“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.

“Successor Company” means the surviving company, the successor company or Parent Company, as applicable, in connection with a Company Transaction.

“Termination of Service” means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Compensation Committee, in each case whose determination shall be conclusive and binding. Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Compensation Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company. A Participant’s change in status from an employee of the Company or a Related Company to a consultant, advisor or independent contractor of the Company or a Related Company or a change in status from a consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, shall not be considered a Termination of Service.

“Wrongful Act,” (i) if defined in a then-current written employment agreement between a Participant and the Company (or a Related Company), has the meaning assigned to such term in such employment agreement, (ii) if not so defined, and unless otherwise defined in an applicable Award, means any act that constitutes, in the judgment of the Compensation Committee, fraud, dishonesty, bad faith or a felony towards the Company or any Related Company, any violation of the Company’s Code of Ethics and Conduct (or any successor thereto), conviction of a crime involving moral turpitude, entering into any contract or business relationship causing diversion of business opportunity from the Company or any Related Company (except with the prior written consent of the Board), or willful and material neglect of the individual’s duties to the Company or any Related Company 30 days after having received written notice thereof.

VASCO DATA SECURITY INTERNATIONAL, INC.

ANNUAL MEETING OF STOCKHOLDERS—June 10, 2009

1901 South Meyers Road, Oakbrook Terrace, Illinois 60181

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints T. Kendall Hunt and Clifford Bown, and each of them with full power of substitution, as proxies to vote all the shares of common stock of VASCO Data Security International, Inc., a Delaware corporation, that the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on June 10, 2009 and at any adjournment thereof, as designated for the items set forth and in the Notice of Annual Meeting of Stockholders and the Proxy Statement dated April 30, 2009.

If properly executed, this proxy will be voted as specified herein or, if not specified, FOR the election as directors of the nominees named in Proposal 1, FOR the approval of Proposal 2 and FOR the approval of Proposal 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. At this time, management knows of no such other business.

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder

Meeting To Be Held June 10, 2009:

The Company’s Proxy Statement and Annual Report to Stockholders are available at

www.vasco.com/investors

PLEASE MARK, DATE, AND SIGN AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

The Board of Directors recommends a vote FOR the election of the Director nominees set forth in Proposal 1, FOR Proposal 2 and FOR Proposal 3.

1.	Election of Directors
Nominees:	01 – T. Kendall Hunt, 02 – Michael P. Cullinane, 03 – John N. Fox, Jr.
04 –	John R. Walter, 05 – Jean K. Holley

For	Withhold	For All
All	All	Except
☐	☐	☐

Instruction: To withhold authority to vote for any individual nominees, write the names of the nominees in the space provided below:

2.	Proposal to approve the Vasco Data Security International, Inc. Executive Incentive Compensation Plan

For	Against	Abstain
☐	☐	☐

3.	Proposal to approve the Vasco Data Security International, Inc. 2009 Equity Incentive Plan

For	Against	Abstain
☐	☐	☐

Date:

Signature:

Signature:
(If Held Jointly)

IMPORTANT: Please date and sign exactly as the name appears herein and return this proxy in the enclosed envelope. Persons signing as executors, administrators, trustees, etc. should so indicate. If shares are held jointly, each joint owner should sign. In the case of a corporation or partnership, the full name of the organization and the title of the duly authorized officer or partner signing should be indicated.